UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14C Information

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

PROFESSIONAL DIVERSITY NETWORK, INC.

(Name of Registrant As Specified In Its Charter)

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☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

PROFESSIONAL DIVERSITY NETWORK, INC.

55 E. Monroe Street, Suite 2120

Chicago, Illinois, 60603
(312) 614-0950

NOTICE OF ACTIONS BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Dear Stockholders of Professional Diversity Network, Inc.:

This Notice and accompanying Information Statement are being furnished to the holders of common stock, par value $0.01 per share (the “Common Stock”), of Professional Diversity Network, Inc., a Delaware corporation (the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below (the “Corporate Actions”) by the unanimous written consent of the board of directors of the Company (the “Board”) and by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company in lieu of a special meeting of stockholders:

1.

The approval and ratification, for purposes of complying with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (the “Nasdaq Rule”), of the issuance of shares of Common Stock pursuant to that certain securities purchase agreement, dated as of September 5, 2025 (the “Securities Purchase Agreement”), by and between the Company and an accredited investor (the “Investor”), including: (i) in one or more pre-paid advance purchases (each, a “Pre-Paid Purchase” and collectively, the “Pre-Paid Purchases”) for an aggregate purchase price of up to $20,000,000 for a two-year period (such shares, “Purchase Shares” and such issuance, the “Issuance of Purchase Shares”), (ii) 22,197 shares of Common Stock (the “Commitment Shares”) as a commitment fee therefor (the “Issuance of Commitment Shares”), and (iii) 227,500 shares of Common Stock for $2,275 as pre-delivery shares (the “Pre-Delivery Shares”), which Pre-Delivery Shares were issued on September 5, 2025 (the “Issuance of Pre-Delivery Shares,” collectively with the Issuance of Purchase Shares, and the Issuance of Commitment Shares, the “Issuance of Transaction Shares”), in each case subject to the terms of the Securities Purchase Agreement.

2.

The approval and ratification, for purposes of compliance with the Nasdaq Rule, of the issuance of shares of Common Stock pursuant to certain unsecured convertible promissory notes (the “Notes”), dated as of July 7, 2025 and July 9, 2025, respectively, having an aggregate principal amount of $400,000 in the aggregate maximum amount of 851,063 shares of Common Stock assuming the floor price as provided therein (the “Issuance of Conversion Shares”).

3.

The approval and adoption of an amendment (the “Amendment of COI”) to the Corporation’s amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of common stock (the “Increase in Authorized Share Capital”), as follows:

From: The total number of shares of Common Stock that the Corporation shall have authority to issue is 45,000,000 shares, $0.01 par value per share.

To: The total number of shares of Common Stock that the Corporation shall have authority to issue is 500,000,000 shares, $0.01 par value per share.

The Securities Purchase Agreement provides for an initial Pre-Paid Purchase in the principal amount of up to $8,655,000 (the “Initial Pre-Paid Purchase”), an original issue discount of up to $640,000 and transaction expenses of $15,000. On September 5, 2025, the Company had an initial closing under the Securities Purchase Agreement and received $3,397,725 in cash proceeds under the Initial Pre-Paid Purchase and issued 227,500 Pre-Delivery Shares to the Investor for $2,275. The Initial Pre-Paid Purchase accrues interest at the rate of 8% per annum.

Within thirty (30) days after such closing, the Investor will fund the remaining $4,602,275.00 under the Initial Pre-Paid Purchase into a deposit account (the “Deposit Account”) of the Company’s wholly-owned subsidiary, IPDN Holdings, LLC, a Utah limited liability company (“IPDN Holdings”), to be secured by a deposit account control agreement (the “DACA”), a guaranty (the “Guaranty”) by IPDN Holdings, and a pledge agreement (the “Pledge Agreement”) by the Company pledging 100% of the equity interests in IPDN Holdings, subject to certain conditions: (i) the DACA, the Guaranty and the Pledge Agreement are each executed and delivered to the Investor, (ii) the Deposit Account has been opened, (iii) no Event of Default (as defined in the Initial Pre-Paid Purchase) under the Initial Pre-Paid Purchase has occurred, and (iv) trading in the Common Stock is not suspended, halted, chilled, frozen, reached zero bid or otherwise ceased trading on the Nasdaq Capital Market.

Pursuant to the Securities Purchase Agreement and Pre-Paid Purchase, the Investor, at its sole discretion, has the right, but not the obligation, to purchase shares of the Common Stock, by delivering purchase notices to the Company. The purchase price of such shares is determined by reference to 80% of the lowest daily volume weighted average price during the ten (10) trading days prior to the purchase notice date, subject to a $1.608 floor price, and subject to the limitation that the Investor may not beneficially own more than 9.99% of the outstanding Common Stock at any time (the “Beneficial Ownership Limitation”).

Unless and until the Company obtains the requisite stockholder approval for the Issuance of Transaction Shares required by Nasdaq Rule (“Shareholder Approval”), the total cumulative number of shares of Common Stock that may be issued to the Investor under all Pre-Paid Purchases cannot exceed the numerical threshold required by that rule. Once Shareholder Approval is obtained, the Company will issue the 22,197 Commitment Shares to the Investor, which will take place on or after the date that is 20 calendar days after the mailing by the Company of the Definitive Information Statement.

The Pre-Delivery Shares and $3,397,725 Purchase Shares to be issued under the Initial Pre-Paid Purchase were issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-282831) (the “Registration Statement”). The Company will issue and sell from time to time all other securities issuable under the Securities Purchase Agreement to the Investor as part of a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to the Securities Purchase Agreement, the Company is obligated to register for resale the Commitment Shares and all Purchase Shares (other than the $3,397,725 shares of Common Stock registered with the Registration Statement), by filing a registration statement within twenty (20) calendar days after the initial closing and seeking effectiveness within one hundred and twenty (120) days (or one hundred and fifty (150) days if subject to full review by the Securities and Exchange Commission). If such registration statement has not been declared effective by such date, then the outstanding balance of the aggregate Pre-Paid Purchases will automatically increase by one percent (1%) on such date and continue to increase by one percent (1%) for each thirty (30) days that such registration statement is not declared effective until the date that is six (6) months from the initial closing date.

On July 7, 2025 and July 9, 2025, respectively, the Company entered into two convertible note purchase agreements with two non-affiliated accredited investors (the “Purchasers”), pursuant to which the Company issued the Notes to the Purchasers in the aggregate gross proceeds of $400,000. The Notes bear interest at a rate of 12% per annum and mature in 360 days after the applicable purchase price payment date. The Notes are convertible, at the option of the Purchasers, into shares of Common Stock at a conversion price equal to the greater of (i) a floor price of $0.47 (subject to adjustment for stock splits and similar events), and (ii) 80% of the lowest of (A) the 15-day average closing price, (B) the 10-day volume-weighted average price (“VWAP”), or (C) the lowest 3-day VWAP during the 45 trading days immediately prior to the date of the applicable conversion notice. The issuance of the Notes were, and the shares of Common Stock issuable upon the conversion thereof will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act, and Regulation D promulgated thereunder.

The purpose of this Information Statement is to notify our stockholders that on September 17, 2025, Cosmic Forward Limited, Aurous Vertex Limited, Koala Malta Limited, EGBT Foundation Ltd., Eighty-eight Investment LLC, Streams Ohio Corp, B&W Capital Group LLC, Yiran, Gu, and Xin (Adam) He, collectively holding approximated 52.5% of the total issued and outstanding shares of Common Stock (collectively, the “Majority Stockholders”), executed a written consent in lieu of a special meeting of stockholders (the “Majority Stockholder Written Consent”), approving the Corporate Actions. The Majority Stockholder Written Consent constitutes the stockholder approval required for the Corporate Actions under the General Corporation Law of the State of Delaware and the Company’s second amended and restated bylaws. As a result, no further action by any other stockholder is required to approve the Corporate Actions, and we have not and will not be soliciting your approval of the Corporate Actions. Nevertheless, the holders of our Common Stock of record at the close of business on September 22, 2025 (the “Record Date”), are entitled to notice of the Majority Stockholder Written Consent.

In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 calendar days after we mail the Definitive Information Statement to our stockholders.

This notice and the accompanying Information Statement are being mailed to the holders of our securities as of the Record Date on or about October 2, 2025. This Notice and the accompanying Information Statement shall constitute notice to you of the action by Majority Stockholder Written Consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

We encourage you to read the Information Statement. Although you will not have an opportunity to vote on the approval of the Issuances of Transaction Shares, the Issuance of Conversion Shares, and the Increase in Authorized Share Capital, the Information Statement contains important information about the Issuance of Transaction Shares, the Issuance of Conversion Shares and the Increase in Authorized Share Capital. A copy of each of the Securities Purchase Agreement, a form of the Notes, and a form of the Amendment of COI is set forth as Exhibit A, Exhibit B and Exhibit C, respectively, to the Information Statement.

By Order of the Board of Directors,

Dated: October 2, 2025	By:	s/ Xun Wu
	Name:	Xun Wu
	Title:	Chief Executive Officer

PROFESSIONAL DIVERSITY NETWORK, INC.

Table of Contents

GENERAL INFORMATION	1

PURPOSE OF THE CORPORATE ACTIONS	2

POTENTIAL CONSEQUENCES IF THE CORPORATE ACTIONS WERE NOT APPROVED	2

POTENTIAL ADVERSE EFFECTS OF THE CORPORATE ACTIONS	3

NO APPRAISAL RIGHTS	5

NO GOING PRIVATE TRANSACTION	5

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL	5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6

DELIVERY OF INFORMATION TO A SHARED ADDRESS	7

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	7

WHERE YOU CAN FIND MORE INFORMATION	7

PROFESSIONAL DIVERSITY NETWORK, INC.
55 E. Monroe Street, Suite 2120

Chicago, Illinois, 60603
(312) 614-0950

INFORMATION STATEMENT

October 2, 2025

GENERAL INFORMATION

This Information Statement has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders of the common stock, par value $0.01 per share (the “Common Stock”), of Professional Diversity Network, Inc., a Delaware corporation (the “Company”) as of the close of business on September 22, 2025 (the “Record Date”), to notify such stockholders that on September 17, 2025, the Company received a written consent in lieu of a special meeting of stockholders (the “Majority Stockholder Written Consent”) from Cosmic Forward Limited, Aurous Vertex Limited, Koala Malta Limited, EGBT Foundation Ltd., Eighty-eight Investment LLC, Streams Ohio Corp, B&W Capital Group LLC ,Yiran, Gu, and Xin (Adam) He, collectively holding approximated 52.5% of the total issued and outstanding voting power of the Company (the “Majority Stockholders”), approving the following corporate actions (the “Corporate Actions”):

Proposal No. 1 - Proposal to Approve Issuances of Transaction Shares, pursuant to the Securities Purchase Agreement

1.

The approval and ratification, for purposes of complying with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (the “Nasdaq Rule”), of the issuance of shares of Common Stock pursuant to that certain securities purchase agreement, dated as of September 5, 2025 (the “Securities Purchase Agreement”), by and between the Company and the an accredited investor (the “Investor”), including: (i) in one or more pre-paid advance purchases (each, a “Pre-Paid Purchase” and collectively, the “Pre-Paid Purchases”) for an aggregate purchase price of up to $20,000,000 for a two-year period (such shares, “Purchase Shares” and such issuance, the “Issuance of Purchase Shares”), (ii) 22,197 shares of Common Stock (the “Commitment Shares”) as a commitment fee therefor (the “Issuance of Commitment Shares”), and (iii) 227,500 shares of Common Stock for $2,275 as pre-delivery shares (the “Pre-Delivery Shares”), which Pre-Delivery Shares were issued on September 5, 2025 (the “Issuance of Pre-Delivery Shares,” collectively with the Issuance of Purchase Shares, and the Issuance of Commitment Shares, the “Issuances of Transaction Shares”), in each case subject to the terms of the Securities Purchase Agreement.

Proposal No. 2 - Proposal to Approve Issuance of Conversion Shares, pursuant to the Convertible Note Purchase Agreement

2.

The approval and ratification, for purposes of compliance with the Nasdaq Rule, of the shares of Common Stock pursuant to certain unsecured convertible promissory notes (the “Notes”) dated as of July 7, 2025 and July 9, 2025, respectively, having an aggregate principal amount of $400,000, in the aggregate maximum amount of 851,063 shares of Common Stock assuming the floor price as provided therein ( (the “Issuance of Conversion Shares”).

Proposal No. 3 - Proposal to Increase in Authorized Share Capital

3.

The approval and adoption of an amendment (the “Amendment of COI”) to the Corporation’s amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of common stock (the “Increase in Authorized Share Capital”), as follows:

From: The total number of shares of Common Stock that the Corporation shall have authority to issue is 45,000,000 shares, $0.01 par value per share.

To: The total number of shares of Common Stock that the Corporation shall have authority to issue is 500,000,000 shares, $0.01 par value per share.

On September 12, 2025, the Company’s board of directors (the “Board”) approved the Corporate Actions, subject to stockholder approval. The Majority Stockholder Written Consent that we received constitutes the only stockholder approval required for the Corporate Actions under the General Corporation Law of the State of Delaware (the “DGCL”), the Certificate of Incorporation, and the Company’s second amended and restated bylaws (“Bylaws”). As a result, no further action by any other stockholder is required to approve the Corporate Actions and we have not and will not be soliciting your approval of the Corporate Actions. Nevertheless, the holders of our Common Stock of record at the close of business on the Record Date are entitled to notice of the stockholder actions by written consent.

In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 calendar days after we mail the Definitive Information Statement to our stockholders.

PURPOSE OF THE CORPORATE ACTIONS

The Board has determined that the Securities Purchase Agreement and the related Issuance of Transaction Shares, as well as the Convertible Note Purchase Agreements and the related issuance of Conversion Shares, are in the best interests of the Company and its stockholders. These financings provide the Company with capital in exchange for the issuance of equity, supporting the Company’s liquidity needs and strategic objectives. Accordingly, we have obtained the Majority Stockholder Written Consent in order to comply with the terms of the Securities Purchase Agreement and the Nasdaq Rule.

The Nasdaq Rule requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the Company of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) equal to 20% or more of the outstanding shares of Common Stock, or 20% or more of the voting power of the Company outstanding, before the issuance for a price that is less than the lower of (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities, or (ii) the average closing price of the Common Stock for the five (5) trading days immediately preceding the signing of such binding agreement.

The Board approved and recommended that the Company’s stockholders approve (i) the issuance of 20% or more of the Company’s outstanding Common Stock under the Securities Purchase Agreement and the Convertible Note Purchase Agreements in compliance with the Nasdaq Rule, and (ii) the proposed Increase in Authorized Share Capital with the primary intent of increasing the total number of shares of Common Stock that the Corporation shall have authority to issue to support contemplated share issuances and to encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. In accordance with Rule 14c-2 under the Exchange Act, the approval of the aforementioned issuances is expected to become effective twenty (20) calendar days following the mailing of the Definitive Information Statement, or as soon thereafter as is reasonably practicable and the Increase in Authorized Share Capital is expected to become effective upon filing of the Amendment of COI with the Secretary of State of the State of Delaware after such 20-day period. The Board will have sole and absolute discretion to determine the time and date, if at all, of the filing of the Amendment of COI.

At this time, the proposed Increase in Authorized Share Capital is not in any way related to any plans or intentions to enter into a merger, consolidation, acquisition or similar business transaction.

A copy of each of the Securities Purchase Agreement, a form of the Notes, and a form of the Amendment of COI is set forth as Exhibit A, Exhibit B and Exhibit C, respectively, to this Information Statement.

POTENTIAL CONSEQUENCES IF THE CORPORATE ACTIONS WERE NOT APPROVED

If the stockholders did not approve the issuances under the Securities Purchase Agreement and the Convertible Note Purchase Agreements, the Company will be unable to issue the Transaction Shares or Conversion Shares in excess of the amounts permitted without stockholder approval under the Nasdaq Rule. As a result, the Company would be prevented from accessing the full amount of funding available under the Securities Purchase Agreement and would be restricted in its ability to satisfy conversions under the Convertible Note Purchase Agreements.

The Board and management believe that the ability to utilize the full amounts available under these agreements is important to provide the Company with flexibility in implementing its business plans, enhancing liquidity, and ultimately generating value for stockholders. Without such approval, the Company would need to seek alternative financing arrangements, which may not be available on favorable terms, or at all, and which could result in higher costs or additional transaction expenses.

The net proceeds from sales, if any, under the Securities Purchase Agreement, will depend on the frequency and prices at which we sell shares of our Common Stock to the Investor. To the extent we sell shares of Common Stock under the Securities Purchase Agreement, we currently plan to use any proceeds therefrom to support the Company’s general corporate purposes, including working capital, strategic and other general corporate purposes. If the approvals were not obtained, the Company’s ability to pursue these objectives would be significantly constrained, and its capacity to raise capital when needed could be adversely affected.

If the stockholders did not approve the proposed Increase in Authorized Share Capital, the Company would still have a sufficient number of authorized shares to complete the issuances of the Transaction Shares and the Conversion Shares. However, the Company would lack flexibility to issue additional shares in the future for potential financings, strategic transactions, or other corporate purposes once the currently authorized shares are utilized. Without an increase in authorized share capital, the Company’s ability to respond to future capital needs or strategic opportunities may be constrained, which could adversely affect its long-term growth and financial strategy.

POTENTIAL ADVERSE EFFECTS OF THE CORPORATE ACTIONS

Potential Adverse Effects of the Issuances of Transaction Shares

Each share of Common Stock issuable to the Investor under the Securities Purchase Agreement, including the Commitment Shares, Pre-Delivery Shares, and Purchase Shares, will have the same rights and privileges as the currently outstanding shares of Common Stock. While the issuance of these shares will not alter the rights of existing stockholders, such issuances will have a dilutive effect on existing stockholders by reducing their percentage ownership and voting power. This dilution may also have an economic impact on existing stockholders and could contribute to a decline in the market price of the Common Stock or greater price volatility.

Further, any sales of Common Stock by the Investor in the public market could adversely affect the prevailing market prices of the Common Stock. Under the Securities Purchase Agreement, the Investor has the right, but not the obligation, to purchase shares of Common Stock equal in value to the outstanding balance of any funded Pre-Paid Purchases. The purchase price of such shares is determined by reference to 80% of the lowest daily volume weighted average price during the ten (10) trading days immediately prior to the purchase notice date, subject to a $1.608 floor price. As a result, the Investor could acquire shares at a discount to prevailing market prices, which may create downward pressure on the market price of the Common Stock when such shares are resold. Any subsequent resales by the Investor may result in additional dilution to existing stockholders and could adversely impact the Company’s ability to raise capital on favorable terms in the future.

The Pre-Delivery Shares and $3,397,725 Purchase Shares to be issued under the Initial Pre-Paid Purchase were issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-282831) (the “Registration Statement”). The Company will issue and sell from time to time all other securities issuable under the Securities Purchase Agreement to the Investor as part of a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to the Securities Purchase Agreement, the Company is obligated to register for resale the Commitment Shares and all Purchase Shares (other than the $3,397,725 shares of Common Stock registered with the Registration Statement), by filing a registration statement within twenty (20) calendar days after the initial closing and seeking effectiveness within one hundred and twenty (120) days (or one hundred and fifty (150) days if subject to full review by the Securities and Exchange Commission). If such registration statement has not been declared effective by such date, then the outstanding balance of the aggregate Pre-Paid Purchases will automatically increase by one percent (1%) on such date and continue to increase by one percent (1%) for each thirty (30) days that such registration statement is not declared effective until the date that is six (6) months from the initial closing date.

The following table illustrates the potential dilutive impact, if, after registration of the appropriate number of shares of Common Stock, we sold to the Investor shares of Common Stock pursuant to the Securities Purchase Agreement, based on certain assumed average purchase prices. The table assumes the issuance of Common Stock up to the maximum aggregate purchase price of $20,000,000 under the Securities Purchase Agreement. The actual number of shares issued, and the resulting dilution, will depend on the purchase price determined under the Securities Purchase Agreement, which equals 80% of the lowest daily volume weighted average price of the Common Stock during the ten (10) trading days immediately prior to the applicable purchase notice date, subject to a floor price of $1.608 per share:

Assumed Average Purchase Price Per Share		Number of Shares to be Issued if Full Purchase Without Giving Effect to the Beneficial Ownership Limitation (1)	Percentage of Outstanding Shares Issued After Giving Effect to the Issuance to the Investor(2)	Gross Proceeds from the Sale of Shares to the Investor under the Securities Purchase Agreement
$1.608		12,687,507	77.78%	$20,000,000
$3.22		6,597,139	64.66%	$20,000,000
$4.83		4,572,053	55.91%	$20,000,000
$6.44	(3)	3,559,511	49.68%	$20,000,000
$8.05		2,951,985	45.02%	$20,000,000
$9.66		2,546,968	41.40%	$20,000,000

(1)

Our Certificate of Incorporation currently authorizes us to issue up to 45,000,000 shares of Common Stock. Therefore, under all scenarios described herein, we have sufficient shares of Common Stock authorized to sell the maximum number of shares permissible under the Securities Purchase Agreement. Under Proposal No. 3, we also sought stockholder approval of the Increase in Authorized Share Capital, in the event that the price of our Common Stock decreased and we needed to increase the number of shares we are authorized to issue to sell the maximum number of shares permissible under the Securities Purchase Agreement.

(2)

The denominator is based on 4,105,369 shares of our Common Stock outstanding as of September 21, 2025, plus the number of shares set forth in the adjacent column that we would have issued or sold to the Investor, assuming the average purchase price in the first column (after deducting the Pre-Delivery Shares issued to the Investor on September 5, 2025 and 202,114 shares of Common Stock and 70,072 shares of Common Stock pursuant to a Purchase Notice issued to the Investor on September 8, 2025 and September 10, 2025, respectively, which are already included in the 4,105,369 shares of Common Stock outstanding as of September 21, 2025). The numerator is based on the number of shares of our Common Stock issuable under the Securities Purchase Agreement at the corresponding assumed average purchase price set forth in the first column and including the Pre-Delivery Shares and Commitment Shares. The number and percentage of shares of Common Stock issuable to the Investor upon full purchase under the Securities Purchase Agreement does not give effect to the potential future issuance of shares of Common Stock pursuant to our outstanding warrants and other securities convertible into Common Stock (including issuances as described in Proposal No. 2).

(3)	The closing sale price of our Common Stock on September 5, 2025.

However, because the purchase price per share of the Common Stock to be paid by the Investor will fluctuate based on the market prices of the Common Stock at the time we elect to sell shares of Common Stock to the Investor pursuant to the Securities Purchase Agreement, if any, it is not possible for us to predict, as of the date of this Information Statement, the number of shares of Common Stock that we will sell to the Investor under the Securities Purchase Agreement, the purchase price per share that the Investor will pay for the shares of Common Stock purchased from us under the Securities Purchase Agreement, or the aggregate gross proceeds that we will receive from those purchases by the Investor under the Securities Purchase Agreement. Because the number of shares of Common Stock that may be issued to the Investor pursuant to the Securities Purchase Agreement will be determined based on the market price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined, although it may be material to our existing stockholders.

Potential Adverse Effects of the Issuance of Conversion Shares

Each share of Common Stock that would be issuable to the Purchasers would have the same rights and privileges as each of our currently outstanding shares of Common Stock. The issuance of Common Stock to the Purchasers pursuant to the terms of the Notes will not affect the rights of the holders of our outstanding shares of Common Stock, but such issuances will have a substantial dilutive effect on our existing stockholders, including the voting power and economic rights of existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our Common Stock issuable to the Purchasers could adversely affect prevailing market prices of our Common Stock.

Potential Adverse Effects of the Increase in Authorized Share Capital

Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The Amendment of COI will not alter the voting powers or relative rights of the Common Stock. While the Increase in Authorized Share Capital would not by itself result in immediate dilution to existing stockholders, and the Board has no current plan to issue shares from the additional authorized shares provided by the Amendment of COI, the availability of additional authorized shares would permit the Company to issue a greater number of shares in the future without further stockholder approval, subject to applicable Nasdaq rules. Any such future issuance of Common Stock could have a dilutive effect on the voting power and economic interests of existing stockholders. In addition, the perception that additional issuances may occur could adversely affect the market price of the Common Stock.

By increasing the number of authorized but unissued shares of Common Stock, thus increasing the total amount of the Company’s authorized shares of capital stock, our ability to issue additional shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, our ability to issue additional shares of Common Stock could adversely affect the ability of third parties to take over the Company or effect a change of control of the Company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company that the Board determines is not in the Company’s best interests or in the best interests of our stockholders. The ability of the Board to cause the Company to issue substantial amounts of Common Stock without the need for stockholder approval, except as may be required by law or regulation, upon such terms and conditions as the Board may determine from time to time in the exercise of its business judgment may, among other things, result in practical impediments with respect to changes in control of the Company or have the effect of diluting the stock ownership of holders of Common Stock seeking to obtain control of the Company. The issuance of Common Stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company. The Board, however, does not intend or view the Amendment of COI to effect the Increase in Authorized Share Capital as an anti-takeover measure, nor does the Board contemplate using the Increase in Authorized Share Capital in this manner at any time in the foreseeable future.

NO APPRAISAL RIGHTS

Under the DGCL, the Certificate of Incorporation and Bylaws, the Company’s stockholders will not be entitled to appraisal rights with respect to the Corporate Actions, and we do not intend to independently provide stockholders with any such right.

NO GOING PRIVATE TRANSACTION

The Board does not intend for any transaction in relation to the proposed Corporate Actions to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the approval of the Issuance of Transaction Shares, the Issuance of Conversion Shares or the Increase in Authorized Share Capital referenced herein which is not shared by the majority of the stockholders.

COSTS OF THIS INFORMATION STATEMENT

We will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our directors and named executive officers as a group.

The percentage ownership information shown in the table is based upon a total of 4,105,369 shares of Common Stock issued and outstanding as of September 21, 2025.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our Common Stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of Common Stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before the date that is 60 days after the date of this Information Statement. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

For purposes of computing the percentage of outstanding shares of our Common Stock held by each holder or group of holders named above, any shares of Common Stock that such holder or holders has the right to acquire within sixty (60) days of September 21, 2025 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other holder. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise noted below, the address for each person or entity listed in the table is c/o Professional Diversity Network, Inc., 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned	Percentage of Voting Power Beneficially Owned
5% Stockholders
Cosmic Forward Limited(1)	269,227	6.56%	6.56%
Aurous Vertex Limited(2)	350,000	8.53%	8.53%
B&W Capital Group LLC(3)	550,000	13.40%	13.40%
Streams Ohio Corp(4)	556,000	13.54%	13.54%

Executive Officers and Directors
Hao (Howard) Zhang, Chairman and Director	20,204	*	*
Xun Wu, Chief Executive Officer	-	-	-
Yiran Gu, Chief Financial Officer and Director	33,318	*	*
Wai Kee Cheung, Director	-	-	-
Haixia Lu, Director	-	-	-
Tai Song, Director	-	-	-
Xin (Adam) He, Former Chief Executive Officer	32,093	*	*
All directors and officers as a group (seven persons)	85,615	2.09%	2.09%

*	Less than 1%
(1)

Represents 269,227 shares of Common Stock held by Cosmic Forward Limited, a company organized and existing under the laws of Republic of Seychelles. The registered address of Cosmic Forward Limited is Vistra Corporate Services Centre, Suite 23, 1st Floor, Eden Plaza, Eden Island, Mahe, Republic of Seychelles. Cosmic Forward Limited is owned 100% by CHI ZHANG, who has sole voting and investment power over the shares held of record by Comic Forward Limited and is therefore deemed as the beneficial owner of such shares.

(2)

Represents 350,000 shares of Common Stock held by Aurous Vertex Limited, a company organized and existing under the laws of British Virgin Islands. The business address of Aurous Vertex Limited is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands. Aurous Vertex Limited is owned 100% by YIP SIU MAN, who has sole voting and investment power over the shares held of record by Aurous Vertex Limited and is therefore deemed as the beneficial owner of such shares.

(3)

Represents 550,000 shares of Common Stock held by B&W Capital Group LLC, a Delaware corporation. The business address of B&W Capital Group LLC is 1209 Orange Street, Wilmington, New Castle County, Delaware. B&W Capital Group LLC is owned 100% by TING YANG CAO, who has sole voting and investment power over the shares held of record by B&W Capital Group LLC and is therefore deemed as the beneficial owner of such shares.

(4)

Represents 556,000 shares of Common Stock held by Streams Ohio Corp, a New York corporation. The business address of Streams Ohio Corp is 20107 42nd AVE, FL1, Bayside, New York. B&W Capital Group LLC is owned 100% by XINGGUANG MA, who has sole voting and investment power over the shares held of record by B&W Capital Group LLC and is therefore deemed as the beneficial owner of such shares.

DELIVERY OF INFORMATION TO A SHARED ADDRESS

If you and one or more stockholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered stockholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to the Company at 55 E. Monroe Street, Suite 2120, Chicago, Illinois, 60603, Attn: Xun Wu, or call the Company at 312-614-0950 and we will promptly deliver the Information Statement to you upon your request. Stockholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the Corporate Actions, in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward looking statements that involve risks and uncertainties, principally in the section entitled “Description of Securities.” All statements other than statements of historical fact contained in this Information Statement, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Information Statement. Before you invest in our securities, you should be aware that the occurrence of the events described in this Information Statement could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Information Statement to conform our statements to actual results or changed expectations.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, we file periodic reports, documents, and other information with the SEC relating to our business, financial statements, and other matters. Our SEC filings are available to the public on the SEC’s website at http://www.sec.gov.

As we obtained the requisite stockholder vote for the Corporate Actions described in this Information Statement upon delivery of written consents from the holders of a majority of our outstanding shares of Common Stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

Dated: October 2, 2025

By Order of the Board of Directors

/s/ Xun Wu
Xun Wu, Chief Executive Officer

EXHIBIT A

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”), dated as of September 5, 2025, is entered into by and between Professional Diversity Network, Inc., a Delaware corporation (“Company”), and Streeterville Capital, LLC, a Utah limited liability company, its successors and/or assigns (“Investor”). Capitalized terms used but not otherwise defined herein will have the meanings set forth in Section 16.

A.         Company and Investor are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder by the United States Securities and Exchange Commission (the “SEC”).

B.         Investor desires to purchase and Company desires to issue and sell, upon the terms and conditions set forth in this Agreement: (i) one or more Pre-Paid Purchases, in form substantially similar to that attached hereto as Exhibit A (each, a “Pre-Paid Purchase”), in the aggregate purchase amount of up to $20,000,000.00 (the “Commitment Amount”), for the purchase of shares of common stock, par value $0.01 per share, of Company (the “Common Shares”), upon the terms and subject to the limitations and conditions set forth in such Pre-Paid Purchase; (ii) 22,197 Common Shares as a commitment fee for the Pre-Paid Purchase facility set forth herein (the “Commitment Shares”); and (iii) 227,500 Common Shares to be delivered to Investor at Closing (as defined below) to be used as pre-delivery shares (the “Pre-Delivery Shares”).

C.         This Agreement, the Pre-Paid Purchases, the DACA (as defined below), the Guaranty (as defined below), and the Pledge Agreement (as defined below), and all other certificates, documents, agreements, resolutions and instruments delivered to any party under or in connection with this Agreement, as the same may be amended from time to time, are collectively referred to herein as the “Transaction Documents”.

D.         For purposes of this Agreement: “Purchase Shares” means all Common Shares issuable pursuant to the Pre-Paid Purchases; and “Securities” means the Pre-Paid Purchases, the Commitment Shares, the Pre-Delivery Shares, and the Purchase Shares.

NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Investor hereby agree as follows:

1.           Purchase and Sale of Securities.

1.1.     Securities. Company shall issue and sell to Investor and Investor shall purchase from Company the Securities. In consideration thereof, Investor shall pay the Purchase Price (as defined below) at Closing.

1.2.      Form of Payment. On the Closing Date (as defined below), Investor shall pay to Company via wire transfer of immediately available funds: (i) the Initial Purchase Price (as defined below) against delivery of Pre-Paid Purchase #1 in the original principal amount of up to $8,655,000.00 (the “Initial Pre-Paid Purchase”) and the Commitment Shares, and (ii) the Pre-Delivery Purchase Price (as defined below) against delivery of the Pre-Delivery Shares.

1.3.      Closing Date. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 8 and Section 9 below, the date of the issuance and sale of the Initial Pre-Paid Purchase and the Pre-Delivery Shares pursuant to this Agreement (the “Closing Date”) shall be September 5, 2025, or another mutually agreed upon date. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date by means of the exchange by email of signed .pdf documents, but shall be deemed for all purposes to have occurred at the offices of Hansen Black Anderson Ashcraft PLLC in Lehi, Utah.

1.4.     Purchase Price. The Initial Pre-Paid Purchase carries an original issue discount of up to $640,000.00 (“OID”). The OID will be applied to the Initial Pre-Paid Purchase pro rata based on the amounts funded. An OID of $271,818.00 will be included in the initial principal balance of the Initial Pre-Paid Purchase. In addition, Company agrees to pay $15,000.00 to Investor to cover Investor’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of all Pre-Paid Purchases (the “Transaction Expense Amount”). The Transaction Expense Amount will be included in the initial principal balance of the Initial Pre-Paid Purchase. The initial purchase price payable to Company at Closing will be $3,397,725.00 (the “Initial Purchase Price”). In addition to the Initial Purchase Price, Investor will also pay $2,275.00 to Company for the Pre-Delivery Shares (the “Pre-Delivery Purchase Price”, and together with the Initial Purchase Price, the “Purchase Price”).

1.5.      Request for Additional Pre-Paid Purchases. The parties hereby agree that Company may, at its sole and absolute discretion, at any time and from time to time during the Commitment Period after receiving Shareholder Approval (as defined below), subject to the satisfaction of the conditions set forth in Annex I attached hereto, request a Pre-Paid Purchase in an amount no more than the Maximum Purchase Amount and no less than the Minimum Purchase Amount from Investor by providing a written notice of such request to Investor (each, a “Request”). The closing of each Pre-Paid Purchase shall take place on or before the third (3rd) Trading Day (as defined in the Initial Pre-Paid Purchase) following the date of such Request (the date of the closing of each Pre-Paid Purchase shall be referred to as the “Pre-Paid Purchase Date”). Subject to the satisfaction of the conditions set forth in Annex I attached hereto as of such Pre-Paid Purchase Date, Investor shall pay to Company the amount set forth in such Request (which amount shall serve as the purchase price of such Pre-Paid Purchase) in immediately available funds to an account designated by Company in writing on each Pre-Paid Purchase Date (except in respect of the Initial Pre-Paid Purchase, which shall be paid at Closing) immediately following delivery of the applicable fully executed Pre-Paid Purchase in a form substantially similar to the Initial Pre-Paid Purchase except as noted in this Section 1.7. Each Pre-Paid Purchase will be considered a separate instrument with a separate outstanding balance and holding period. The OID for each subsequent Pre-Paid Purchase after the Initial Pre-Paid Purchase will be eight percent (8%) of the amount set forth in the applicable Request and each subsequent Pre-Paid Purchase will accrue interest at the rate of eight percent (8%) per annum. The Floor Price (as defined in the Pre-Paid Purchases) for each Pre-Paid Purchase will be twenty percent (20%) of the Nasdaq Minimum Price on the applicable Pre-Paid Purchase Date. Section 3.3 of the Initial Pre-Paid Purchase and any related defined terms will not be included in any subsequent Pre-Paid Purchase.

1.6.     Additional Funding. Within thirty (30) days of the Closing Date, Investor will fund an additional $4,602,275.00 (the “Additional Funding”) under the Initial Pre-Paid Purchase to Company’s wholly-owned subsidiary IPDN Holdings, LLC (“IPDN Holdings”) to be held pursuant to the DACA so long as (i) all applicable parties have executed and delivered to Investor the DACA, the Guaranty and the Pledge Agreement, (ii) the Deposit Account (as defined below) has been opened, (iii) no Event of Default (as defined in the Initial Pre-Paid Purchase) under the Initial Pre-Paid Purchase has occurred, and (iv) trading in Company’s Common Shares is not suspended, halted, chilled, frozen, reached zero bid or otherwise ceased trading on Company’s Principal Market. If the Additional Funding is made by Investor, the $4,602,275.00 funding amount plus a pro-rated OID of $368,182.00 will be added to the outstanding balance of the Initial Pre-Paid Purchase. No additional Transaction Expense Amount will be added.

1.7.     DACA. Following completion of the Additional Funding, the Initial Pre-Paid Purchase will be secured by cash in an amount not less than the lesser of (i) $4,602,275.00, and (ii) 90% of the then-current outstanding balance of the Initial Pre-Paid Purchase (the “Minimum Balance Amount”). The Minimum Balance Amount will be held in a deposit account (“Deposit Account”) pursuant to a Deposit Account Control Agreement between IPDN Holdings and Investor, in substantially the form attached hereto as Exhibit B (the “DACA”); provided, however, that Company shall have the right to use such cash to repay any portion of the Pre-Paid Purchase Outstanding Balance (but only so long as such payment does not cause the outstanding balance to drop below the Minimum Balance Amount), and so long as no Event of Default under the Initial Pre-Paid Purchase has occurred and with Investor’s consent, to withdraw from the Deposit Account any funds in excess of the Minimum Balance Amount. Company may only request withdrawals from the Deposit Account once per month and in an amount no less than $25,000.00. Company hereby grants to Investor a first-position security interest in the Deposit Account and acknowledges and agrees that Investor will have the right to file a UCC-1 Financing Statement with respect to the Deposit Account. Company acknowledges and agrees that Investor will have control over the Deposit Account within the meaning of Section 9-104 of the Uniform Commercial Code pursuant to the terms of the DACA.

1.8.    Collateral Agreements. Following completion of the Additional Funding, Company’s obligations under the Initial Pre-Paid Purchase will be secured by: (i) a Guaranty from IPDN Holdings, attached hereto as Exhibit C (the “Guaranty”); and (ii) a pledge by Company of the membership interests in IPDN Holdings pursuant to the Pledge Agreement attached hereto as Exhibit D (the “Pledge Agreement”). The subsequent Pre-Paid Purchases will not be secured.

1.9.     Commitment Shares. The parties agree that the Commitment Shares may not be issued until after the Shareholder Approval has been obtained and has taken effect. Once the Shareholder Approval has been obtained and is effective, Company will issue the Commitment Shares withing two (2) Trading Days of a request from Investor.

2.           Investor’s Representations and Warranties. Investor represents and warrants to Company that as of the Closing Date:

2.1.    Organization; Authority. Investor is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full right, corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Investor of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate action on the part of such Investor. Each Transaction Document to which it is a party has been duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

2.2.    Own Account. Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting Investor’s right to sell the Securities in compliance with applicable federal and state securities laws). Investor is acquiring the Securities hereunder in the ordinary course of its business.

2.3.      Investor Status. Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the 1933 Act.

2.4.    Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

2.5.   General Solicitation. Investor is not, to its knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of Investor, any other general solicitation or general advertisement.

2.6.     Access to Information. Investor acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and all reports, schedules, forms, statements and other documents filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “1934 Act”) and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

2.7.     No Public Market. Investor is aware that there is currently no public market for the Pre-Paid Purchases, that there is no guarantee that a public market will develop at any time in the future and Investor understands that the Securities are unregistered and may not presently be sold except in accordance with applicable securities laws. Investor understands that the Securities cannot be readily sold or liquidated in case of an emergency or other financial need. Investor further acknowledges and agrees that the Securities must be held indefinitely unless it is subsequently registered under the 1933 Act or an exemption from such registration is available, and Investor has been advised or is aware of the provisions of Rule 144 promulgated under the 1933 Act as in effect from time to time, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about Company and the resale occurring following the required holding period under Rule 144.

2.8.     Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, Investor has not, nor has any person acting on behalf of or pursuant to any understanding with Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that Investor first received a term sheet (written or oral) from the Company or any other person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to the other party to this Agreement or to Investor’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and affiliates, Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). For purposes hereof, “Short Sale” has the meaning provided in Rule 200 promulgated under Regulation SHO under the 1934 Act.

2.9    No Participation in the Management of Business. Investor acknowledges that it does not have any intention to control or participate in the management of the business of Company. Investor hereby agrees that it shall not seek to control or participate in the management of the business of Company. Investor further agrees that it shall not seek to appoint any director of Company or cause any change to the board of directors of Company in any way.

3.         Company’s Representations and Warranties. Company represents and warrants to Investor that as of the Closing Date: Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite corporate power to own its properties and to carry on its business as now being conducted; Company is duly qualified to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary; Company has registered its Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and is obligated to file reports pursuant to Section 13 or Section 15(d) of the 1934 Act; each of the Transaction Documents and the transactions contemplated hereby and thereby, have been duly and validly authorized by Company and all necessary actions have been taken; this Agreement and all the other Transaction Documents have been duly executed and delivered by Company and constitute the valid and binding obligations of Company enforceable in accordance with their terms; the execution and delivery of the Transaction Documents by Company, the issuance of the Securities in accordance with the terms hereof, and the consummation by Company of the other transactions contemplated by the Transaction Documents do not and will not conflict with or result in a breach by Company of any of the terms or provisions of, or constitute a default under (a) Company’s formation documents or bylaws, each as currently in effect, (b) any indenture, mortgage, deed of trust, or other material agreement or instrument to which Company is a party or by which it or any of its properties or assets are bound, including, without limitation, any listing agreement for the Common Shares, or (c) any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal, state or foreign regulatory body, administrative agency, or other governmental body having jurisdiction over Company or any of Company’s properties or assets; no further authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders or any Investor of Company is required to be obtained by Company for the issuance of the Securities to Investor or the entering into of the Transaction Documents; none of Company’s filings with the SEC contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; Company has filed all reports, schedules, forms, statements and other documents required to be filed by Company with the SEC under the 1934 Act on a timely basis or has received a valid extension of such time of filing and has filed any such report, schedule, form, statement or other document prior to the expiration of any such extension; there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of Company, threatened against or affecting Company before or by any governmental authority or non-governmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a material adverse effect on Company or which would adversely affect the validity or enforceability of, or the authority or ability of Company to perform its obligations under, any of the Transaction Documents; Company has not consummated any financing transaction that has not been disclosed in a periodic filing or current report with the SEC under the 1934 Act; Company is not, nor has it been at any time in the previous twelve (12) months, a “Shell Company,” as such type of “issuer” is described in Rule 144(i)(1) under the 1933 Act; with respect to any commissions, placement agent or finder’s fees or similar payments that will or would become due and owing by Company to any person or entity as a result of this Agreement or the transactions contemplated hereby (“Broker Fees”), any such Broker Fees will be made in full compliance with all applicable laws and regulations and only to a person or entity that is a registered investment adviser or registered broker-dealer; Investor shall have no obligation with respect to any Broker Fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this subsection that may be due in connection with the transactions contemplated hereby and Company shall indemnify and hold harmless each of Investor, Investor’s employees, officers, directors, stockholders, members, managers, agents, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys’ fees) and expenses suffered in respect of any such claimed Broker Fees; neither Investor nor any of its officers, directors, stockholders, members, managers, employees, agents or representatives has made any representations or warranties to Company or any of its officers, directors, employees, agents or representatives except as expressly set forth in the Transaction Documents and, in making its decision to enter into the transactions contemplated by the Transaction Documents, Company is not relying on any representation, warranty, covenant or promise of Investor or its officers, directors, members, managers, employees, agents or representatives other than as set forth in the Transaction Documents; Company acknowledges that the State of Utah has a reasonable relationship and sufficient contacts to the transactions contemplated by the Transaction Documents and any dispute that may arise related thereto such that the laws and venue of the State of Utah, as set forth more specifically in Section 18.2 below, shall be applicable to the Transaction Documents and the transactions contemplated therein; Company acknowledges that Investor is not registered as a ‘dealer’ under the 1934 Act; Company has performed due diligence and background research on Investor and its affiliates and has received and reviewed the due diligence packet provided by Investor; and Company agrees that each Pre-Paid Purchase issued hereunder will be deemed to be a security under the 1933 Act for all purposes and agrees not to take a contrary position in any document, statement, setting, or situation. Company, being aware of the matters and legal issues described in subsections (xvii) and (xviii) above, acknowledges and agrees that such matters, or any similar matters, have no bearing on the transactions contemplated by the Transaction Documents and covenants and agrees it will not use any such information or legal theory as a defense to performance of its obligations under the Transaction Documents or in any attempt to avoid, modify, reduce, rescind or void such obligations.

4.          Company Covenants. Until all of Company’s obligations under all of the Transaction Documents are paid and performed in full, or within the timeframes otherwise specifically set forth below, Company will at all times comply with the following covenants: so long as Investor beneficially owns any of the Securities and for at least twenty (20) Trading Days thereafter, Company will remain in good standing with Nasdaq and timely file on the applicable deadline all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the 1934 Act, and will take all reasonable action under its control to ensure that adequate current public information with respect to Company, as required in accordance with Rule 144 of the 1933 Act, is publicly available, and will not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination; when issued, the Commitment Shares, the Pre-Delivery Shares, and the Purchase Shares will be duly authorized, validly issued, fully paid for and non-assessable, free and clear of all liens, claims, charges and encumbrances; the Common Shares shall be listed or quoted for trading on NYSE, NYSE American, or Nasdaq; trading in Company’s Common Shares will not be suspended, halted, chilled, frozen, reach zero bid or otherwise cease trading on Company’s Principal Market; Company will not make any Restricted Issuance (as defined below) without Investor’s prior written consent, which consent may be granted or withheld in Investor’s sole and absolute discretion; Company shall not enter into any agreement or otherwise agree to any covenant, condition, or obligation that locks up, restricts in any way or otherwise prohibits Company: (a) from entering into a variable rate transaction with Investor or any affiliate of Investor, or (b) from issuing Common Shares, preferred stock, warrants, convertible notes, Pre-Paid Purchases, other debt securities, or any other Company securities to Investor or any affiliate of Investor; within ten (10) days following the Closing Date, Company will seek the Shareholder Approval, and if the Shareholder Approval is not obtained during such period, to continue seeking the Shareholder Approval every forty-five (45) days thereafter until the Shareholder Approval is obtained; Company will grant Investor online access to monitor the Deposit Account and maintain such access until the Initial Pre-Paid Purchase is paid in full; once the Shareholder Approval is obtained, Company will file a PRE14C information statement notifying its shareholders of the Shareholder Approval within five (5) days of receiving the Shareholder Approval and file a DEF14C with respect to the Shareholder Approval ten (10) days following the filing of the PRE14C; Company will notify Investor in writing of any action, suit, proceeding, inquiry or investigation filed or initiated against Company or IPDN Holdings within five (5) Trading Days of the initiation of the same; neither Company nor IPDN Holdings will grant any security interest, lien, pledge or other encumbrance in any of IPDN Holdings’ assets (including, without limitation, any equity interest in IPDN Holdings) without Investor’s prior written consent, which consent may be granted or withheld in Investor’s sole and absolute discretion; neither Company nor IPDN Holdings will sell, transfer, or issue any equity or grant any rights to any equity interest or voting rights in IPDN Holdings without Investor’s prior written consent, which consent may be granted or withheld in Investor’s sole and absolute discretion; and Company will not allow IPDN Holdings to issue or incur any debt or conduct any business operations without Investor’s prior written consent, which consent may be granted or withheld in Investor’s sole and absolute discretion.

For purposes hereof, the term “Restricted Issuance” means the issuance, incurrence or guaranty of any debt obligations (including any merchant cash advance, account receivable factoring or other similar agreement), other than trade payables in the ordinary course of business, or the issuance of any securities that (1) have or may have conversion rights of any kind, contingent, conditional or otherwise, in which the number of shares that may be issued pursuant to such conversion right varies with the market price of the Common Shares; (2) are or may become convertible into Common Shares (including without limitation convertible debt, warrants or convertible preferred shares), with a conversion price that varies with the market price of the Common Shares, even if such security only becomes convertible following an event of default, the passage of time, or another trigger event or condition; (3) have a fixed conversion price, exercise price or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security (A) due to a change in the market price of Company’s Common Shares since the date of the initial issuance or (B) upon the occurrence of specified or contingent events directly or indirectly related to the business of Company (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), or such debt security contains a fixed conversion price with a provision to increase the outstanding balance upon a breach or default; or (4) are issued or will be issued in connection with a Section 3(a)(9) exchange, a Section 3(a)(10) settlement, or any other similar settlement or exchange. For the avoidance of doubt, Common Shares issued pursuant to any of the following will not be considered Restricted Issuances: (i) ATM facilities; (ii) primary offerings without variable price mechanics, other than variable priced warrants that have no provision that will increase the number of warrant shares issued at closing or increase the number of shares issuable under each warrant to a ratio of more than 1:1; (iii) stock issuances to non-US persons; and (iv) the issuance of Common Shares in conjunction with acquisitions provided that such issuances do not cause a change of control or have variable price mechanisms.

5.           Additional Covenants. Company covenants with Investor as follows, which covenants are for the benefit of Investor during the Commitment Period:

5.1.       Registration Statement.

(a)    The Registration Statement. Company will file, in accordance with the provisions of the 1933 Act and the rules and regulations thereunder, with the SEC within twenty (20) days from the Closing Date a registration statement on Form S-1 (the “Initial Registration Statement”) registering at least 10,000,000 Common Shares for the resale of the Purchase Shares and the Commitment Shares, and any other Common Shares issuable pursuant to this Agreement or the Pre-Paid Purchases, including a base prospectus, with respect to the issuance and sale of securities by Company, including Common Shares, which contains, among other things a Plan of Distribution section disclosing the methods by which Investor may sell the Common Shares. Except where the context otherwise requires, the Initial Registration Statement, as amended when it becomes effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus subsequently filed with the SEC pursuant to Rule 424(b) (a “Prospectus”) under the 1933 Act or deemed to be a part of the Initial Registration Statement pursuant to Rule 430B of the 1933 Act, is herein called the “Registration Statement.” Company covenants to file one or more Registration Statements as necessary to have sufficient Common Shares registered at all times to accommodate the full Commitment Amount. Following effectiveness of the Initial Registration Statement, Company will use reasonable best efforts to maintain the effectiveness of the Initial Registration Statement, or any subsequent Registration Statements, at all times Investor owns any of the Securities.

(b)      Initial Disclosure. Within four (4) business days after the execution of the Initial Pre-Paid Purchase, Company shall file with the SEC a current report on Form 8-K or such other appropriate form as determined by counsel to Company (the “Current Report”), relating to the transactions contemplated by this Agreement disclosing all information relating to the transaction contemplated hereby required to be disclosed therein.

(c)    Amendments and Other Filings. Company shall (i) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the related prospectus used in connection with such Registration Statement, and (ii) all Periodic Reports as may be necessary to keep such Registration Statement effective at all times during the Commitment Period.

(d)      Blue-Sky. To the extent legally required, Company shall use its commercially reasonable efforts to, if required by Applicable Laws, (i) register and qualify the Common Shares covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Commitment Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Commitment Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Common Shares for sale in such jurisdictions. Company shall promptly notify Investor of the receipt by Company of any notification with respect to the suspension of the registration or qualification of any of the Common Shares for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

5.2.      Listing of Common Shares. As of each Purchase Notice Date, Company will use its commercially reasonable efforts to cause the Purchase Shares to be listed on the Principal Market.

5.3.     Notice of Certain Events Affecting Registration; Suspension of Right to Request a Pre-Paid Purchase. Company will promptly notify Investor, and confirm in writing, upon its becoming aware of the occurrence of any of the following events in respect of a Registration Statement or related Prospectus (in each of which cases the information provided to Investor will be kept strictly confidential): (i) except for requests made in connection with SEC investigations, receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement or any request for amendments or supplements to the Registration Statement or related Prospectus; (ii) the issuance by the SEC or any other federal governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Common Shares for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or of the necessity to amend the Registration Statement or supplement a related Prospectus to comply with the 1933 Act or any other law; (v) Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate and Company will promptly make available to Investor any such supplement or amendment to the related Prospectus. Investor shall not deliver to Company any Purchase Notice, and Company shall not sell any Purchase Shares pursuant to any pending Purchase Notice, during the continuation of any of the foregoing events (each of the events described in the immediately preceding clauses (i) through (v), inclusive, a “Material Outside Event”). Company shall be obligated to cure any Material Outside Event within ten (10) Trading Days. Notwithstanding anything to the contrary contained in this paragraph, consistent with Section 5.6, Company may not disclose to the Investor any material information not yet publicly available or disclosed to other shareholders.

5.4.     Market Activities. Company will not, directly or indirectly, take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the manipulation of the price of any security of Company under Regulation M of the 1934 Act.

5.5.     No Frustration. Company shall not enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of Company to perform its obligations under the Transaction Documents to which it is a party, including, without limitation, the obligation of Company to deliver the Purchase Shares to Investor pursuant to a Purchase Notice.

5.6.    Material Non-Public Information. From and after the filing of the Current Report with the SEC, Company shall have publicly disclosed all material, non-public information delivered to Investor (or Investor’s representatives or agents) by Company or any of its subsidiaries, or any of their respective officers, directors, employees, agents or representatives (if any) in connection with Company and any of its subsidiaries.  Company understands and confirms that Investor will rely on the foregoing representations in effecting resales of Purchase Shares under the Registration Statement. Company covenants and agrees that, other than with Investor’s prior consent, it shall refrain from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, any material non-public information (as determined under the 1933 Act, the 1934 Act, or the rules and regulations of the SEC) to Investor without also disseminating such information to the public within a reasonable time period thereafter, unless prior to disclosure of such information Company identifies such information as being material non-public information and provides Investor with the opportunity to accept or refuse to accept such material non-public information for review.

5.7.    Maximum Issuance before Shareholder Approval. Notwithstanding anything to the contrary contained in this Agreement or the other Transaction Documents, Company and Investor agree that the total cumulative number of Common Shares issued to Investor under this Agreement and all Pre-Paid Purchases together with all other Transaction Documents may not exceed the requirements of Nasdaq Listing Rule 5635(d), except that such limitation will not apply following Shareholder Approval.

6.           Indemnification.

6.1.    Indemnification by Company. In consideration of Investor’s execution and delivery of this Agreement and acquiring the Pre-Paid Purchases hereunder, and in addition to all of Company’s other obligations under this Agreement, Company shall defend, protect, indemnify and hold harmless Investor and its officers, directors, managers, members, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls Investor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (collectively, the “Investor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Purchase Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to Company by or on behalf of Investor specifically for inclusion therein; (b) any material misrepresentation or breach of any material representation or material warranty made by Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby; or (c) any material breach of any material covenant, material agreement or material obligation of Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by Company may be unenforceable under Applicable Laws, Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Laws.

6.2.     Indemnification by Investor. In consideration of Company’s execution and delivery of this Agreement, and in addition to all of Investor’s other obligations under this Agreement, Investor shall defend, protect, indemnify and hold harmless Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Purchase Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Investor will only be liable for written information relating to Investor furnished to Company by or on behalf of Investor specifically for inclusion in the documents referred to in the foregoing indemnity, and will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to Investor by or on behalf of Company specifically for inclusion therein; (b) any misrepresentation or breach of any representation or warranty made by Investor in this Agreement or any instrument or document contemplated hereby or thereby executed by Investor; or (c) any breach of any covenant, agreement or obligation of Investor contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by Investor. To the extent that the foregoing undertaking by Investor may be unenforceable under Applicable Laws, Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Laws.

6.3.    Notice of Claims. Promptly after receipt by an Investor Indemnitee or Company Indemnitee of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Investor Indemnitee or Company Indemnitee, as applicable, shall, if a claim for an Indemnified Liability in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof; but the failure to so notify the indemnifying party will not relieve it of liability under this Section 6 except to the extent the indemnifying party is prejudiced by such failure. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the indemnifying party and Investor Indemnitee or Company Indemnitee, as the case may be; provided, however, that an Investor Indemnitee or Company Indemnitee shall have the right to retain its own counsel with the actual and reasonable third party fees and expenses of not more than one counsel for such Investor Indemnitee or Company Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of Investor Indemnitee or Company Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Investor Indemnitee or Company Indemnitee and any other party represented by such counsel in such proceeding. Investor Indemnitee or Company Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to Investor Indemnitee or Company Indemnitee which relates to such action or claim. The indemnifying party shall keep Investor Indemnitee or Company Indemnitee reasonably apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of Investor Indemnitee or Company Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Investor Indemnitee or Company Indemnitee of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of Investor Indemnitee or Company Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received and payment therefor is due.

7.         Termination. So long as no Pre-Paid Purchases are outstanding and Investor owns no Purchase Shares, Company will have the right to terminate this Agreement upon ten (10) days prior written notice to Investor.

8.         Conditions to Company’s Obligation to Sell. The obligation of Company hereunder to issue and sell the Initial Pre-Paid Purchase and the Pre-Delivery Shares to Investor at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

8.1.      Investor shall have executed this Agreement and the Initial Pre-Paid Purchase and delivered the same to Company.

8.2.      Investor shall have delivered the Purchase Price to Company in accordance with Section 1.2 above.

8.3.     The representations and warranties of Investor contained herein (or, to the extent representations or warranties are qualified by materiality, in all aspects) are accurate in all material aspects on the Closing Date (unless as of a specific date therein in which case they shall be accurate in all material aspects as of such cate).

8.4.      All obligations, covenants and agreements of Investor required to be performed at or prior to the Closing Date shall have been performed.

9.        Conditions to Investor’s Obligation to Purchase. The obligation of Investor hereunder to purchase the Initial Pre-Paid Purchase and the Pre-Delivery Shares at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for Investor’s sole benefit and may be waived by Investor at any time in its sole discretion:

9.1.      Company shall have executed this Agreement and the Initial Pre-Paid Purchase and delivered the same to Investor.

9.2.      Company shall have issued the Pre-Delivery Shares to Investor.

9.3.      Company shall have delivered to Investor a fully executed Irrevocable Letter of Instructions to Transfer Agent (the “TA Letter”) substantially in the form attached hereto as Exhibit E acknowledged and agreed to in writing by Company’s transfer agent (the “Transfer Agent”).

9.4.      Company shall have delivered to Investor a fully executed Officer’s Certificate substantially in the form attached hereto as Exhibit F evidencing Company’s approval of the Transaction Documents.

9.5.      Company shall have delivered to Investor a fully executed Share Issuance Resolution substantially in the form attached hereto as Exhibit G to be delivered to the Transfer Agent.

9.6.      Company shall have filed a prospectus supplement to its shelf registration statement on Form S-3 (No. 333-282831) that is reasonably acceptable to Investor registering the resale by Investor of the Pre-Delivery Shares and $3,397,725.00 of Purchase Shares under the Initial Pre-Paid Purchase and delivered to Investor any legal opinions deemed necessary by Investor in connection with the prospectus supplement.

9.7.      Company shall have delivered to Investor fully executed copies of all other Transaction Documents required to be executed by Company herein or therein.

10.      Reservation of Shares. On the date hereof, Company will reserve 10,000,000 Common Shares from its authorized and unissued Common Shares to provide for all issuances of Common Shares under this Agreement and all Pre-Paid Purchases (the “Share Reserve”). Company further agrees to add additional Common Shares to the Share Reserve in increments of 100,000 shares as and when requested by Investor if as of the date of any such request the number of shares being held in the Share Reserve is less than three (3) times the number of Common Shares equal to the Pre-Paid Purchase Outstanding Balance divided by the Purchase Share Purchase Price (as defined in the Pre-Paid Purchases). Company shall further require the Transfer Agent to hold the Common Shares reserved pursuant to the Share Reserve exclusively for the benefit of Investor and to issue such shares to Investor promptly upon Investor’s delivery of a Purchase Notice under the Pre-Paid Purchase. Finally, Company shall require the Transfer Agent to issue Common Shares pursuant to the Pre-Paid Purchase to Investor out of its authorized and unissued shares, and not the Share Reserve, to the extent Common Shares have been authorized, but not issued, and are not included in the Share Reserve. The Transfer Agent shall only issue Common Shares out of the Share Reserve to the extent there are no other authorized shares available for issuance and then only with Investor’s written consent.

11.       Most Favored Nation. So long as any Pre-Paid Purchase is outstanding, upon any issuance by Company of any debt security (including Pre-Paid Purchases issued after the Initial Pre-Paid Purchase) with any term or condition more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Investor in the Transaction Documents, then Company shall notify Investor of such additional or more favorable term and such term, at Investor’s option, shall become a part of the Transaction Documents for the benefit of Investor. Additionally, if Company fails to notify Investor of any such additional or more favorable term, but Investor becomes aware that Company has granted such a term to any third party, Investor may notify Company of such additional or more favorable term and such term shall become a part of the Transaction Documents retroactive to the date on which such term was granted to the applicable third party. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing floor prices, fixed purchase prices, conversion discounts, conversion lookback periods, interest rates, original issue discounts, stock sale prices, warrant coverage, warrant exercise prices, and anti-dilution/conversion and exercise price resets.

12.         Participation Right. Beginning on the Closing Date and ending on the date that all Pre-Paid Purchases have been paid in full and the Commitment Period terminated or otherwise expired, Company hereby grants to Investor a participation right, whereby Investor shall have the right to participate at Investor’s discretion in up to thirty percent (30%) of the amount sold in any debt or equity financing (the “Participation Right”). Within two (2) Trading Days following the consummation of a financing (provided, however, that with respect to any public offering of Company’s securities, the aforementioned time frame shall instead be upon the commencement of offers to the public), Company will provide Investor with written notice of the consummation of such financing, along with copies of the transaction documents. Investor will then have up to five (5) Trading Days (provided, however, that with respect to any public offering of Company’s securities, the aforementioned time frame shall instead be upon the commencement of offers to the public) to elect to purchase up to thirty percent (30%) of the amount of debt or equity securities issued in such transaction on the most favorable terms and conditions offered to any other purchaser of the same securities. The parties agree that in the event Company breaches its obligations with respect to the Participation Right, Investor’s sole and exclusive remedy shall be to receive, as liquidated damages, an amount equal to ten percent (10%) of the amount Investor would have been entitled to invest under the Participation Right. For the avoidance of doubt, Company’s breach of its obligations with respect to the Participation Right will not be considered Event of Default under the Pre-Paid Purchases.

13.       No Shorting. During the Commitment Period, neither Investor nor any of its subsidiaries, directors, officers, employees or other affiliates has or will directly or indirectly engage in any open market Short Sales (as defined below) of Common Shares; provided, however, that unless and until Company has affirmatively demonstrated by the use of specific evidence that Investor is engaging in open market Short Sales, Investor shall be assumed to be in compliance with the provisions of this Section 13 and Company shall remain fully obligated to fulfill all of its obligations under the Transaction Documents; and provided, further, that (A) Company shall under no circumstances be entitled to request or demand that Investor either (1) provide trading or other records of Investor or of any party or (2) affirmatively demonstrate that Investor or any other party has not engaged in any such Short Sales in breach of these provisions as a condition to Company’s fulfillment of its obligations under any of the Transaction Documents, (B) Company shall not assert Investor’s or any other party’s failure to demonstrate such absence of such Short Sales or provide any trading or other records of Investor or any other party as all or part of a defense to any breach of Company’s obligations under any of the Transaction Documents, and (C) Company shall have no setoff right with respect to any such Short Sales. For the purposes hereof, and in accordance with Regulation SHO, the sale within one (1) Trading Day of delivery of a Purchase Notice of such number of Common Shares reasonably expected to be purchased under such Purchase Notice shall not be deemed a Short Sale.

14.        Repurchase Right. At such time as the Pre-Paid Purchase Outstanding Balance is zero and the Commitment Period has ended, Company may repurchase the Pre-Delivery Shares and the Supplemental Pre-Delivery Shares upon a written request delivered to Investor within thirty (30) Trading Days of the later of both such events, and within thirty (30) Trading Days of such written request from Company, Investor shall deliver to Company a number of Common Shares equal to the number of Pre-Delivery Shares and Supplemental Pre-Delivery Shares (as adjusted for any share splits, share dividends, share combinations, recapitalizations or other similar transactions occurring after the date hereof) delivered to Investor hereunder and under the Pre-Paid Purchases, and Company will pay Investor $0.01 for each such Pre-Delivery Share or Supplemental Pre-Delivery Share prior to Investor’s delivery of such shares.

15.         OFAC; Patriot Act; Outbound Investments.

15.1.    OFAC Certification. Company certifies that (i) it is not acting on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department, through its Office of Foreign Assets Control (“OFAC”) or otherwise, as a terrorist, “Specially Designated Nation”, “Blocked Person”, or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule or regulation that is enforced or administered by OFAC or another department of the United States government, and (ii) Company is not engaged in this transaction on behalf of, or instigating or facilitating this transaction on behalf of, any such person, group, entity or nation.

15.2.   Foreign Corrupt Practices. Neither Company, nor to the knowledge of the Company, any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of Company or any subsidiary has, in the course of his actions for, or on behalf of, Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

15.3.    Patriot Act. Company shall not (i) be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the OFAC) that prohibits or limits Investor from making any advance or extension of credit to Company or from otherwise conducting business with Company, or (ii) fail to provide documentary and other evidence of Company’s identity as may be requested by Investor at any time to enable Investor to verify Company’s identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318. Company shall comply with all requirements of law relating to money laundering, anti-terrorism, trade embargos and economic sanctions, now or hereafter in effect. Upon Investor’s request from time to time, Company shall certify in writing to Investor that Company’s representations, warranties and obligations under this Section 15.3 remain true and correct and have not been breached. Company shall immediately notify Investor in writing if any of such representations, warranties or covenants are no longer true or have been breached or if Company has a reasonable basis to believe that they may no longer be true or have been breached. In connection with such an event, Company shall comply with all requirements of law and directives of governmental authorities and, at Investor’s request, provide to Investor copies of all notices, reports and other communications exchanged with, or received from, governmental authorities relating to such an event. Company shall also reimburse Investor any expense reasonably incurred by Investor in evaluating the effect of such an event on the Pre-Paid Purchases contemplated hereby, in obtaining any necessary license from governmental authorities as may be necessary for Investor to enforce its rights under the Transaction Documents, and in complying with all requirements of law applicable to Investor as the result of the existence of such an event and for any penalties or fines imposed upon Investor as a result thereof.

15.4.    Outbound Investment Representations and Warranties. Company represents and warrants to Investor, as of the Closing Date, that: Company is not a “covered foreign person” under 31 C.F.R. § 850.209. Furthermore, Company does not currently engage, and has no intention to engage, in any “covered activity” or “covered transaction” (as defined in 31 C.F.R. §§ 850.208 and 850.210) that would result in a “notifiable transaction” or a “prohibited transaction” (as defined in 31 C.F.R. § 850.217 and 850.224), or that would otherwise violate, or cause Investor to violate, any “Outbound Investment Law.” For purposes of this Agreement, “Outbound Investment Law” refers to any legal requirement related to the “Outbound Investment Regulations” (31 C.F.R. §§ 850.101–850.904) and Executive Order 14105.

16.         Certain Definitions.

16.1.   “Applicable Laws” means all applicable laws, statutes, rules, regulations, orders, executive orders, directives, policies, guidelines and codes having the force of law, whether local, national, or international, as amended from time to time, including without limitation (i) all applicable laws that relate to money laundering, terrorist financing, financial record keeping and reporting, (ii) all applicable laws that relate to anti-bribery, anti-corruption, books and records and internal controls, including the United States Foreign Corrupt Practices Act of 1977, and (iii) any sanctions laws.

16.2.   “Change of Control” means the transfer (whether by tender offer, merger, stock purchase, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons of Company’s securities if, after such transfer, such person or group of affiliated persons would hold more than 50% of outstanding voting securities of Company, or would otherwise have the power to control Company or to direct the operations of Company.

16.3.    “Commitment Period” means the period beginning on the Closing Date and ending on the earlier of: (i) the date that is two (2) years from the Closing Date, (ii) the date Company has sold $20,000,000.00 in Pre-Paid Purchases hereunder; and (iii) termination of this Agreement. Notwithstanding the foregoing, in the event that a definitive agreement that contemplates a Change of Control is entered into after the Closing, the Commitment Period for any Pre-Paid Purchases shall automatically terminate immediately prior to the consummation of such Change of Control. Company may waive this condition subsequent, at its sole discretion. For the avoidance of doubt, the termination of the Commitment Period will not affect Company’s obligations with respect to Pre-Paid Purchases issued prior to the termination of the Commitment Period.

16.4.    “Maximum Purchase Amount” means $1,500,000.00 less the Pre-Paid Purchase Outstanding Balance, rounded down to the nearest $1,000.00.

16.5.    “Minimum Purchase Amount” means $250,000.00.

16.6.    “Periodic Reports” shall mean Company’s (i) annual reports on Form 10-K, (ii) quarterly reports on Form 10-Q, (iii) current reports on Form 8-K, and (vi) all other reports required to be filed by Company with the SEC under applicable laws and regulations (including, without limitation, Regulation S-K); provided that all such Periodic Reports shall include, when filed, all information, financial statements, audit reports (when applicable) and other information required to be included in such Periodic Reports in compliance with all applicable laws and regulations.

16.7.   “Pre-Paid Purchase Outstanding Balance” means the aggregate outstanding balance of all outstanding Pre-Paid Purchases. The Pre-Paid Purchase Outstanding Balance will be deemed equal to zero upon Company’s delivery to Investor of the underlying Purchase Shares pursuant to the final Purchase Notice that reduces the Pre-Paid Purchase Outstanding Balance to zero.

16.8.    “Principal Market” means the Nasdaq Capital Market; provided however, that in the event Company’s Common Shares are ever listed or traded on the New York Stock Exchange, or the NYSE American, then the “Principal Market” shall mean such other market or exchange on which Company’s Common Shares are then listed or traded.

16.9.   “Purchase Notice” means a written notice in the form of Exhibit A to the Pre-Paid Purchase delivered by Investor to Company requiring Company to sell Purchase Shares to Investor.

16.10.   “Purchase Notice Date” means each date Investor delivers to Company a Purchase Notice.

16.11.  “Shareholder Approval” means the written consent or affirmative vote of Company’s shareholders approving: (i) the issuance of Common Stock in excess of the 19.99% ownership limitation set forth in Nasdaq Listing Rule 5635(d) in connection with the transactions contemplated by this Agreement; and (ii) any related resolutions necessary to effect such issuance.

17.        Sales Limitation. Investor agrees that, so long as no Event of Default has occurred under any Pre-Paid Purchase, it will not sell, during any calendar week, Common Shares in an amount exceeding fifteen percent (15%) of the total weekly dollar trading volume of the Common Shares on all trading markets (including regular and extended trading) for such week (the “Weekly Sales Cap”). In the event Investor breaches such covenant, Company’s sole and exclusive remedy shall be the reduction of the Pre-Paid Purchase Outstanding Balance by the dollar amount that Investor’s sales of Common Shares exceeded the Weekly Sales Cap. For the avoidance of doubt, both the Weekly Sales Cap and Company’s remedy related to such limitation shall expire thirty (30) days after the termination of the Commitment Period.

18.        Miscellaneous. The provisions set forth in this Section 18 shall apply to this Agreement, as well as all other Transaction Documents as if these terms were fully set forth therein; provided, however, that in the event there is a conflict between any provision set forth in this Section 18 and any provision in any other Transaction Document, the provision in such other Transaction Document shall govern.

18.1.   Arbitration of Claims. The parties shall submit all Claims (as defined in Exhibit H) arising under this Agreement or any other Transaction Document or any other agreement between the parties and their affiliates or any Claim relating to the relationship of the parties to binding arbitration pursuant to the arbitration provisions set forth in Exhibit H attached hereto (the “Arbitration Provisions”). For the avoidance of doubt, the parties agree that the injunction described in Section 18.3 below may be pursued in an arbitration that is separate and apart from any other arbitration regarding all other Claims arising under the Transaction Documents. The parties hereby acknowledge and agree that the Arbitration Provisions are unconditionally binding on the parties hereto and are severable from all other provisions of this Agreement. By executing this Agreement, Company represents, warrants and covenants that Company has reviewed the Arbitration Provisions carefully, consulted with legal counsel about such provisions (or waived its right to do so), understands that the Arbitration Provisions are intended to allow for the expeditious and efficient resolution of any dispute hereunder, agrees to the terms and limitations set forth in the Arbitration Provisions, and that Company will not take a position contrary to the foregoing representations. Company acknowledges and agrees that Investor may rely upon the foregoing representations and covenants of Company regarding the Arbitration Provisions.

18.2.   Governing Law; Venue. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. Each party consents to and expressly agrees that the exclusive venue for arbitration of any dispute arising out of or relating to any Transaction Document or the relationship of the parties or their affiliates shall be in Salt Lake County, Utah. Without modifying the parties’ obligations to resolve disputes hereunder pursuant to the Arbitration Provisions, for any litigation arising in connection with any of the Transaction Documents (and notwithstanding the terms (specifically including any governing law and venue terms) of any transfer agent services agreement or other agreement between the Transfer Agent and Company, such litigation specifically includes, without limitation any action between or involving Company and the Transfer Agent under the TA Letter or otherwise related to Investor in any way (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Transfer Agent from issuing Common Shares to Investor for any reason)), each party hereto hereby (i) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in Salt Lake County, Utah, (ii) expressly submits to the exclusive venue of any such court for the purposes hereof, (iii) agrees to not bring any such action (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Transfer Agent from issuing Common Shares to Investor for any reason) outside of any state or federal court sitting in Salt Lake County, Utah, and (iv) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim, defense or objection to the bringing of any such proceeding in such jurisdiction or to any claim that such venue of the suit, action or proceeding is improper. Finally, Company covenants and agrees to name Investor as a party in interest in, and provide written notice to Investor in accordance with Section 18.10 below prior to bringing or filing, any action (including without limitation any filing or action against any person or entity that is not a party to this Agreement, including without limitation the Transfer Agent) that is related in any way to the Transaction Documents or any transaction contemplated herein or therein, including without limitation any action brought by Company to enjoin or prevent the issuance of any Common Shares to Investor by the Transfer Agent, and further agrees to timely name Investor as a party to any such action. Company acknowledges that the governing law and venue provisions set forth in this Section 18.2 are material terms to induce Investor to enter into the Transaction Documents and that but for Company’s agreements set forth in this Section 18.2 Investor would not have entered into the Transaction Documents.

18.3.    Specific Performance. Company acknowledges and agrees that Investor may suffer irreparable harm in the event that Company fails to perform any material provision of this Agreement or any of the other Transaction Documents in accordance with its specific terms. It is accordingly agreed that Investor shall be entitled to one or more injunctions to prevent or cure breaches of the provisions of this Agreement or such other Transaction Document and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which Investor may be entitled under the Transaction Documents, at law or in equity. Company specifically agrees that: (i) following an Event of Default under any Pre-Paid Purchase, Investor shall have the right to seek and receive injunctive relief from a court or an arbitrator prohibiting Company from issuing any of its Common Shares or preferred stock to any party unless the Pre-Paid Purchase Outstanding Balance is being paid in full simultaneously with such issuance; (ii) following a breach of Section 4(vi) above, Investor shall have the right to seek and receive injunctive relief from a court or arbitrator invalidating such lock-up; and (iii) if Company enters into a definitive agreement that contemplates a Fundamental Transaction (as defined in the Initial Pre-Paid Purchase), unless such agreement contains a closing condition that all outstanding Pre-Paid Purchases are repaid in full upon consummation of the transaction or Investor has provided its written consent in writing to such Fundamental Transaction, Investor shall have the right to seek and receive injunctive relief from a court or arbitrator preventing the consummation of such transaction. Company specifically acknowledges that Investor’s right to obtain specific performance constitutes bargained for leverage and that the loss of such leverage would result in irreparable harm to Investor. For the avoidance of doubt, in the event Investor seeks to obtain an injunction from a court or an arbitrator against Company or specific performance of any provision of any Transaction Document, such action shall not be a waiver of any right of Investor under any Transaction Document, at law, or in equity, including without limitation its rights to arbitrate any Claim pursuant to the terms of the Transaction Documents, nor shall Investor’s pursuit of an injunction prevent Investor, under the doctrines of claim preclusion, issues preclusion, res judicata or other similar legal doctrines, from pursuing other Claims in the future in a separate arbitration.

18.4.    Calculation Disputes. Notwithstanding the Arbitration Provisions, in the case of a dispute as to any determination or arithmetic calculation under the Transaction Documents, including without limitation, calculating the Pre-Paid Purchase Outstanding Balance, Purchase Share Purchase Price, VWAP (each, as defined in the Initial Pre-Paid Purchase) or the number of Purchase Shares (each, a “Calculation”), Company or Investor (as the case may be) shall submit any disputed Calculation via email or facsimile with confirmation of receipt (i) within two (2) Trading Days after receipt of the applicable notice giving rise to such dispute to Company or Investor (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after Investor learned of the circumstances giving rise to such dispute. If Investor and Company are unable to agree upon such Calculation within two (2) Trading Days of such disputed Calculation being submitted to Company or Investor (as the case may be), then Investor will promptly submit via email or facsimile the disputed Calculation to Unkar Systems Inc. (“Unkar Systems”). Investor shall cause Unkar Systems to perform the Calculation and notify Company and Investor of the results no later than ten (10) Trading Days from the time it receives such disputed Calculation. Unkar Systems’ determination of the disputed Calculation shall be binding upon all parties absent demonstrable error. Unkar Systems’ fee for performing such Calculation shall be paid by the incorrect party, or if both parties are incorrect, by the party whose Calculation is furthest from the correct Calculation as determined by Unkar Systems. In the event Company is the losing party, no extension of the Delivery Date (as defined in the Initial Pre-Paid Purchase) shall be granted and Company shall incur all effects for failing to deliver the applicable shares in a timely manner as set forth in the Transaction Documents. Notwithstanding the foregoing, Investor may, in its sole discretion, designate an independent, reputable investment bank or accounting firm other than Unkar Systems to resolve any such dispute and in such event, all references to “Unkar Systems” herein will be replaced with references to such independent, reputable investment bank or accounting firm so designated by Investor.

18.5.   Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

18.6.    Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

18.7.    Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

18.8.    Entire Agreement. This Agreement, together with the other Transaction Documents, contains the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Company nor Investor makes any representation, warranty, covenant or undertaking with respect to such matters. For the avoidance of doubt, all prior term sheets or other documents between Company and Investor, or any affiliate thereof, related to the transactions contemplated by the Transaction Documents (collectively, “Prior Agreements”), that may have been entered into between Company and Investor, or any affiliate thereof, are hereby null and void and deemed to be replaced in their entirety by the Transaction Documents. To the extent there is a conflict between any term set forth in any Prior Agreement and the term(s) of the Transaction Documents, the Transaction Documents shall govern.

18.9.     Amendments. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by both parties hereto.

18.10.  Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of: (i) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer named below or such officer’s successor, or by facsimile (with successful transmission confirmation which is kept by sending party), (ii) the earlier of the date delivered or the third Trading Day after deposit, postage Pre-Paid, in the United States Postal Service by certified mail, or (iii) the earlier of the date delivered or the third Trading Day after mailing by express courier, with delivery costs and fees Pre-Paid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) calendar days’ advance written notice similarly given to each of the other parties hereto):

If to Company:

Professional Diversity Network, Inc.

Attn: Xun Wu

55 E. Monroe Street, Suite 2120

Chicago, Illinois 60603

With a copy to (which copy shall not constitute notice):

Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Telephone: (212) 407-4000

Attention: Hermione Krumm, Esq.

Email: hkrumm@loeb.com

Loeb & Loeb LLP

2206-19 Jardine House

1 Connaught Place

Central, Hong Kong SAR

Telephone: 852-3923-1111

Attention: Henry Yin, Esq.; Benjamin Yao, Esq.

Email: henry.yin@loeb.com; byao@loeb.com

If to Investor:

Streeterville Capital, LLC

Attn: John M. Fife

297 Auto Mall Drive Suite #4

St. George, Utah 84770

With a copy to (which copy shall not constitute notice):

Hansen Black Anderson Ashcraft PLLC

Attn: Jonathan Hansen

3051 West Maple Loop Drive, Suite 325

Lehi, Utah 84083

18.11.    Successors and Assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Investor hereunder may be assigned by Investor to its affiliates, in whole or in part, without the need to obtain Company’s consent thereto. Except as set forth above, neither Investor nor Company may assign its rights or obligations under this Agreement or delegate its duties hereunder, whether directly or indirectly, without the prior written consent of the other party, and any such attempted assignment or delegation shall be null and void.

18.12.    Survival. The representations and warranties of Company and Investor and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Investor or Company. Company and Investor each agrees to indemnify and hold harmless the other party and all its officers, directors, employees, attorneys, and agents for loss or damage arising as a result of or related to any breach or alleged breach by the other party of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

18.13.    Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

18.14.    Investor’s Rights and Remedies Cumulative. All rights, remedies, and powers conferred in this Agreement and the Transaction Documents are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that Investor may have, whether specifically granted in this Agreement or any other Transaction Document, or existing at law, in equity, or by statute, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Investor may deem expedient.

18.15.    Attorneys’ Fees and Cost of Collection. In the event any suit, action or arbitration is filed by either party against the other to interpret or enforce any of the Transaction Documents, the unsuccessful party to such action agrees to pay to the prevailing party all costs and expenses, including reasonable attorneys’ fees incurred therein, including the same with respect to an appeal. The “prevailing party” shall be the party in whose favor a judgment is entered, regardless of whether judgment is entered on all claims asserted by such party and regardless of the amount of the judgment; or where, due to the assertion of counterclaims, judgments are entered in favor of and against both parties, then the arbitrator shall determine the “prevailing party” by taking into account the relative dollar amounts of the judgments or, if the judgments involve nonmonetary relief, the relative importance and value of such relief. Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading. If (i) any Pre-Paid Purchase is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings, or is collected or enforced through any arbitration or legal proceeding, or Investor otherwise takes action to collect amounts due under the Pre-Paid Purchases or to enforce the provisions of the Pre-Paid Purchases, or (ii) there occurs any bankruptcy, reorganization, receivership of Company or other proceedings affecting Company’s creditors’ rights and involving a claim under the Pre-Paid Purchases; then Company shall pay the costs incurred by Investor for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, reasonable attorneys’ fees, expenses, deposition costs, and disbursements.

18.16.    Waiver. No waiver of any provision of this Agreement shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

18.17.    Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.

18.18.    Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement and the other Transaction Documents.

18.19.    Voluntary Agreement. Company has carefully read this Agreement and each of the other Transaction Documents and has asked any questions needed for Company to understand the terms, consequences and binding effect of this Agreement and each of the other Transaction Documents and fully understand them. Company has had the opportunity to seek the advice of an attorney of Company’s choosing, or has waived the right to do so, and is executing this Agreement and each of the other Transaction Documents voluntarily and without any duress or undue influence by Investor or anyone else.

18.20.    Document Imaging. Investor shall be entitled, in its sole discretion, to image or make copies of all or any selection of the agreements, instruments, documents, and items and records governing, arising from or relating to any of Company’s loans, including, without limitation, this Agreement and the other Transaction Documents, and Investor may destroy or archive the paper originals. The parties hereto (i) waive any right to insist or require that Investor produce paper originals, (ii) agree that such images shall be accorded the same force and effect as the paper originals, (iii) agree that Investor is entitled to use such images in lieu of destroyed or archived originals for any purpose, including as admissible evidence in any demand, presentment or other proceedings, and (iv) further agree that any executed facsimile (faxed), scanned, emailed, or other imaged copy of this Agreement or any other Transaction Document shall be deemed to be of the same force and effect as the original manually executed document.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned Investor and Company have caused this Agreement to be duly executed as of the date first above written.

INVESTOR:

Streeterville Capital, LLC

By:	/s/ John M. Fife
John M. Fife, President

COMPANY:

Professional Diversity Network, Inc.

By:	/s/ Yiran Gu
Yiran Gu, Chief Financial Officer

[Signature Page to Securities Purchase Agreement]

ATTACHED EXHIBITS:

Exhibit A	Initial Pre-Paid Purchase
Exhibit B	DACA
Exhibit C	Guaranty
Exhibit D	Pledge Agreement
Exhibit E	Irrevocable Transfer Agent Instructions
Exhibit F	Officer’s Certificate
Exhibit G	Share Issuance Resolution
Exhibit H	Arbitration Provisions

ANNEX I

CONDITIONS PRECEDENT TO INVESTOR’S OBLIGATION TO PURCHASE A PRE-PAID PURCHASE

The obligation of Investor to purchase from Company a Pre-Paid Purchase hereunder on each Pre-Paid Purchase Date is subject to the satisfaction, as of the date of each Request for a Pre-Paid Purchase and each Pre-Paid Purchase Date, of each of the following conditions, provided that these conditions are for Investor’s sole benefit and may be waived by Investor at any time in its sole discretion by providing Company with prior written notice thereof:

(a)	Company shall have duly executed and delivered to Investor each of the Transaction Documents to which it is a party.

(b)

There is an effective Registration Statement pursuant to which Investor is permitted to utilize the prospectus thereunder to sell all of the Purchase Shares issuable pursuant to such Pre-Paid Purchase. The Current Report shall have been filed with the SEC and Company shall have filed with the SEC in a timely manner all reports, notices and other documents required under the 1934 Act and applicable SEC regulations during the twelve-month period immediately preceding the applicable Pre-Paid Purchase Date. Upon request, Investor shall have received an opinion of counsel to Company, in the form reasonably acceptable to Investor, with respect to the effectiveness of the Registration Statement.

(c)	No Material Outside Event shall have occurred and be continuing.

(d)	The 20-day and 200-day median and average daily trading volume must be greater than or equal to $200,000.00, as reported by Bloomberg, L.P.

(e)	Company shall be in full compliance with the Share Reserve requirements in Section 10 of the Agreement.

(f)

The number of Common Shares that remain available for issuance under the Registration Statement shall be at least 200% of the maximum number of Common Shares issuable pursuant to all outstanding Pre-Paid Purchases (taking into account all Pre-Paid Purchases that will be outstanding upon the closing of the Pre-Paid Purchase requested and calculated based on the Purchase Share Purchase Price as of the date of determination without taking into account any of the limitations set forth herein).

(g)

All of the Purchase Shares issuable pursuant to the applicable Pre-Paid Purchase shall have been duly authorized by all necessary corporate action of Company. All Purchase Shares relating to all prior Pre-Paid Purchases required to have been received by Investor under each Pre-Paid Purchase shall have been delivered to Investor in accordance with such Pre-Paid Purchase.

(h)	Upon request, Company shall have delivered to Investor a certificate evidencing the incorporation and good standing of Company as of a date within ten (10) days of the Pre-Paid Purchase Date.

(i)

The board of directors of Company has approved the transactions contemplated by the Transaction Documents and the applicable Pre-Paid Purchase; said approval has not been amended, rescinded or modified and remains in full force and effect as of the date hereof, and a true, correct and complete copy of such resolutions duly adopted by the board of directors of Company shall have been provided to Investor.

(j)

Each and every representation and warranty of Company shall be true and correct in all material respects (other than representations and warranties qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the date of the Pre-Paid Purchase Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions set forth in each Transaction Document required to be performed, satisfied or complied with by Company at or prior to the applicable Pre-Paid Purchase Date.

(k)

Trading in the Common Shares shall not have been suspended by the SEC, the Principal Market or FINRA, Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Shares on the Principal Market shall be terminated on a date certain (unless, prior to such date certain, the Common Shares is listed or quoted on any subsequent Principal Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Shares, electronic trading or book-entry services by DTC with respect to the Common Shares that is continuing, Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Shares, electronic trading or book-entry services by DTC with respect to the Common Shares is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified Company in writing that DTC has determined not to impose any such suspension or restriction).

(l)	Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale of the Purchase Shares.

(m)

To Company’s knowledge, no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(n)

Since the date of execution of this Agreement, no event or series of events shall have occurred that has resulted in or would reasonably be expected to result in a material adverse effect, or an Event of Default.

(o)	The Pre-Paid Purchase Outstanding Balance shall be less than $150,000.00.

(p)	The market capitalization of Company must be greater than or equal to $5,000,000.00.

(q)

Company shall have notified the Principal Market of the issuance of all of the Purchase Shares hereunder, in accordance with the Principal Market’s customary process for the listing of additional shares.

(r)

Upon request, Company shall have delivered to Investor a compliance certificate executed by the Chief Executive Officer of Company certifying that Company has complied with all of the conditions precedent to the applicable Pre-Paid Purchase set forth herein and which may be relied upon by Investor as evidence of satisfaction of such conditions without any obligation to independently verify.

(s)

Company and its subsidiaries shall have delivered to Investor such other documents, instruments or certificates relating to the transactions contemplated by this Agreement or the Pre-Paid Purchases as Investor or its counsel may reasonably request.

(t)	The Purchase Shares would be available for immediate resale by Investor in Investor’s brokerage account.

(u)	Company’s stockholder equity as reported in its most recent Periodic Report is at least $3,000,000.00.

(v)	The Shareholder Approval has been obtained and remains in full force and effect.

(w)	The value of the outstanding Pre-Delivery Shares and the Supplemental Pre-Delivery Shares is at least 50% of the Pre-Paid Purchase Outstanding Balance (including the amount set forth in the Request).

(x)	Company is not in a noncompliance period with Nasdaq continued listing requirements.

EXHIBIT H

ARBITRATION PROVISIONS

1.     Dispute Resolution. For purposes of these arbitration provisions (the “Arbitration Provisions”), the term “Claims” means any disputes, claims, demands, causes of action, requests for injunctive relief, requests for specific performance, liabilities, damages, losses, or controversies whatsoever arising from, related to, or connected with the transactions contemplated in the Transaction Documents and any communications between the parties related thereto, including without limitation any claims of mutual mistake, mistake, fraud, misrepresentation, failure of formation, failure of consideration, promissory estoppel, unconscionability, failure of condition precedent, rescission, and any statutory claims, tort claims, contract claims, or claims to void, invalidate or terminate the Agreement (or these Arbitration Provisions (defined below)) or any of the other Transaction Documents. For the avoidance of doubt, Investor’s pursuit of an injunction or other Claim pursuant to these Arbitration Provisions or with a court will not later prevent Investor under the doctrines of claim preclusion, issue preclusion, res judicata or other similar legal doctrines from pursuing other Claims in a separate arbitration in the future. The parties to the Agreement (the “parties”) hereby agree that the Claims may be arbitrated in one or more arbitrations pursuant to these Arbitration Provisions (one for an injunction or injunctions and a separate one for all other Claims). The term “Claims” specifically excludes a dispute over Calculations. The parties to the Agreement hereby agree that these Arbitration Provisions are binding on each of them. As a result, any attempt to rescind the Agreement (or these Arbitration Provisions) or declare the Agreement (or these Arbitration Provisions) or any other Transaction Document invalid or unenforceable for any reason is subject to these Arbitration Provisions. As a result, any attempt to rescind the Agreement (or these Arbitration Provisions) or any other Transaction Document) or declare the Agreement (or these Arbitration Provisions) or any other Transaction Document invalid or unenforceable pursuant to Section 29 of the 1934 Act or for any other reason is subject to these Arbitration Provisions. Any capitalized term not defined in these Arbitration Provisions shall have the meaning set forth in the Agreement.

2.     Arbitration. Except as otherwise provided herein, all Claims must be submitted to arbitration (“Arbitration”) to be conducted exclusively in Salt Lake County, Utah and pursuant to the terms set forth in these Arbitration Provisions. Subject to the arbitration appeal right provided for in Paragraph 5 below (the “Appeal Right”), the parties agree that the award of the arbitrator rendered pursuant to Paragraph 4 below (the “Arbitration Award”) shall be (a) final and binding upon the parties, (b) the sole and exclusive remedy between them regarding any Claims, counterclaims, issues, or accountings presented or pleaded to the arbitrator, and (c) promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Subject to the Appeal Right, any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Arbitration Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Arbitration Award shall include default interest (as defined or otherwise provided for in the Pre-Paid Purchase, “Default Interest”) (with respect to monetary awards) at the rate specified in the Pre-Paid Purchase for Default Interest both before and after the Arbitration Award. Judgment upon the Arbitration Award will be entered and enforced by any state or federal court sitting in Salt Lake County, Utah.

3.     The Arbitration Act. The parties hereby incorporate herein the provisions and procedures set forth in the Utah Uniform Arbitration Act, U.C.A. § 78B-11-101 et seq. (as amended or superseded from time to time, the “Arbitration Act”). Notwithstanding the foregoing, pursuant to, and to the maximum extent permitted by, Section 105 of the Arbitration Act, in the event of conflict or variation between the terms of these Arbitration Provisions and the provisions of the Arbitration Act, the terms of these Arbitration Provisions shall control and the parties hereby waive or otherwise agree to vary the effect of all requirements of the Arbitration Act that may conflict with or vary from these Arbitration Provisions.

4.     Arbitration Proceedings. Arbitration between the parties will be subject to the following:

4.1    Initiation of Arbitration. Pursuant to Section 110 of the Arbitration Act, the parties agree that a party may initiate Arbitration by giving written notice to the other party (“Arbitration Notice”) in the same manner that notice is permitted under Section 18.10 of the Agreement (the “Notice Provision”); provided, however, that the Arbitration Notice may not be given by email or fax. Arbitration will be deemed initiated as of the date that the Arbitration Notice is deemed delivered to such other party under the Notice Provision (the “Service Date”). After the Service Date, information may be delivered, and notices may be given, by email or fax pursuant to the Notice Provision or any other method permitted thereunder. The Arbitration Notice must describe the nature of the controversy, the remedies sought, and the election to commence Arbitration proceedings. All Claims in the Arbitration Notice must be pleaded consistent with the Utah Rules of Civil Procedure.

4.2      Selection and Payment of Arbitrator.

(a) Within ten (10) calendar days after the Service Date, Investor shall select and submit to Company the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such three (3) designated persons hereunder are referred to herein as the “Proposed Arbitrators”). For the avoidance of doubt, each Proposed Arbitrator must be qualified as a “neutral” with Utah ADR Services. Within five (5) calendar days after Investor has submitted to Company the names of the Proposed Arbitrators, Company must select, by written notice to Investor, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Company fails to select one of the Proposed Arbitrators in writing within such 5-day period, then Investor may select the arbitrator from the Proposed Arbitrators by providing written notice of such selection to Company.

(b) If Investor fails to submit to Company the Proposed Arbitrators within ten (10) calendar days after the Service Date pursuant to subparagraph (a) above, then Company may at any time prior to Investor so designating the Proposed Arbitrators, identify the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service by written notice to Investor. Investor may then, within five (5) calendar days after Company has submitted notice of its Proposed Arbitrators to Investor, select, by written notice to Company, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Investor fails to select in writing and within such 5-day period one (1) of the three (3) Proposed Arbitrators selected by Company, then Company may select the arbitrator from its three (3) previously selected Proposed Arbitrators by providing written notice of such selection to Investor.

(c) If a Proposed Arbitrator chosen to serve as arbitrator declines or is otherwise unable to serve as arbitrator, then the party that selected such Proposed Arbitrator may select one (1) of the other three (3) Proposed Arbitrators within three (3) calendar days of the date the chosen Proposed Arbitrator declines or notifies the parties he or she is unable to serve as arbitrator. If all three (3) Proposed Arbitrators decline or are otherwise unable to serve as arbitrator, then the arbitrator selection process shall begin again in accordance with this Paragraph 4.2.

(d) The date that the Proposed Arbitrator selected pursuant to this Paragraph 4.2 agrees in writing (including via email) delivered to both parties to serve as the arbitrator hereunder is referred to herein as the “Arbitration Commencement Date”. If an arbitrator resigns or is unable to act during the Arbitration, a replacement arbitrator shall be chosen in accordance with this Paragraph 4.2 to continue the Arbitration. If Utah ADR Services ceases to exist or to provide a list of neutrals and there is no successor thereto, then the arbitrator shall be selected under the then prevailing rules of the American Arbitration Association.

(e) Subject to Paragraph 4.10 below, the cost of the arbitrator must be paid equally by both parties. Subject to Paragraph 4.10 below, if one party refuses or fails to pay its portion of the arbitrator fee, then the other party can advance such unpaid amount (subject to the accrual of Default Interest thereupon), with such amount being added to or subtracted from, as applicable, the Arbitration Award.

4.3      Applicability of Certain Utah Rules. The parties agree that the Arbitration shall be conducted generally in accordance with the Utah Rules of Civil Procedure and the Utah Rules of Evidence. More specifically, the Utah Rules of Civil Procedure shall apply, without limitation, to the filing of any pleadings, motions or memoranda, the conducting of discovery, and the taking of any depositions. The Utah Rules of Evidence shall apply to any hearings, whether telephonic or in person, held by the arbitrator. Notwithstanding the foregoing, it is the parties’ intent that the incorporation of such rules will in no event supersede these Arbitration Provisions. In the event of any conflict between the Utah Rules of Civil Procedure or the Utah Rules of Evidence and these Arbitration Provisions, these Arbitration Provisions shall control.

4.4      Answer and Default. An answer and any counterclaims to the Arbitration Notice shall be required to be delivered to the party initiating the Arbitration within twenty (20) calendar days after the Arbitration Commencement Date. If an answer is not delivered by the required deadline, the arbitrator must provide written notice to the defaulting party stating that the arbitrator will enter a default award against such party if such party does not file an answer within five (5) calendar days of receipt of such notice. If an answer is not filed within the five (5) day extension period, the arbitrator must render a default award, consistent with the relief requested in the Arbitration Notice, against a party that fails to submit an answer within such time period.

4.5      Related Litigation. The party that delivers the Arbitration Notice to the other party shall have the option to also commence concurrent legal proceedings with any state or federal court sitting in Salt Lake County, Utah (“Litigation Proceedings”), subject to the following: (a) the complaint in the Litigation Proceedings is to be substantially similar to the claims set forth in the Arbitration Notice, provided that an additional cause of action to compel arbitration will also be included therein, (b) so long as the other party files an answer to the complaint in the Litigation Proceedings and an answer to the Arbitration Notice, the Litigation Proceedings will be stayed pending an Arbitration Award (or Appeal Panel Award (defined below), as applicable) hereunder, (c) if the other party fails to file an answer in the Litigation Proceedings or an answer in the Arbitration proceedings, then the party initiating Arbitration shall be entitled to a default judgment consistent with the relief requested, to be entered in the Litigation Proceedings, and (d) any legal or procedural issue arising under the Arbitration Act that requires a decision of a court of competent jurisdiction may be determined in the Litigation Proceedings. Any award of the arbitrator (or of the Appeal Panel (defined below)) may be entered in such Litigation Proceedings pursuant to the Arbitration Act. In the event either party successfully petitions a court to compel arbitration, the losing party in such action shall be required to pay the prevailing party’s attorneys’ fees and costs incurred in connection with such action.

4.6       Discovery. Pursuant to Section 118(8) of the Arbitration Act, the parties agree that discovery shall be conducted as follows:

(a) Written discovery will only be allowed if the likely benefits of the proposed written discovery outweigh the burden or expense thereof, and the written discovery sought is likely to reveal information that will satisfy a specific element of a claim or defense already pleaded in the Arbitration. The party seeking written discovery shall always have the burden of showing that all of the standards and limitations set forth in these Arbitration Provisions are satisfied. The scope of discovery in the Arbitration proceedings shall also be limited as follows:

(i)     To facts directly connected with the transactions contemplated by the Agreement.

(ii)    To facts and information that cannot be obtained from another source or in another manner that is more convenient, less burdensome or less expensive than in the manner requested.

(b) No party shall be allowed (i) more than fifteen (15) interrogatories (including discrete subparts), (ii) more than fifteen (15) requests for admission (including discrete subparts), (iii) more than ten (10) document requests (including discrete subparts), or (iv) more than three (3) depositions (excluding expert depositions) for a maximum of seven (7) hours per deposition. The costs associated with depositions will be borne by the party taking the deposition. The party defending the deposition will submit a notice to the party taking the deposition of the estimated attorneys’ fees that such party expects to incur in connection with defending the deposition. If the party defending the deposition fails to submit an estimate of attorneys’ fees within five (5) calendar days of its receipt of a deposition notice, then such party shall be deemed to have waived its right to the estimated attorneys’ fees. The party taking the deposition must pay the party defending the deposition the estimated attorneys’ fees prior to taking the deposition, unless such obligation is deemed to be waived as set forth in the immediately preceding sentence. If the party taking the deposition believes that the estimated attorneys’ fees are unreasonable, such party may submit the issue to the arbitrator for a decision. All depositions will be taken in Utah.

(c) All discovery requests (including document production requests included in deposition notices) must be submitted in writing to the arbitrator and the other party. The party submitting the written discovery requests must include with such discovery requests a detailed explanation of how the proposed discovery requests satisfy the requirements of these Arbitration Provisions and the Utah Rules of Civil Procedure. The receiving party will then be allowed, within five (5) calendar days of receiving the proposed discovery requests, to submit to the arbitrator an estimate of the attorneys’ fees and costs associated with responding to such written discovery requests and a written challenge to each applicable discovery request. After receipt of an estimate of attorneys’ fees and costs and/or challenge(s) to one or more discovery requests, consistent with subparagraph (c) above, the arbitrator will within three (3) calendar days make a finding as to the likely attorneys’ fees and costs associated with responding to the discovery requests and issue an order that (i) requires the requesting party to prepay the attorneys’ fees and costs associated with responding to the discovery requests, and (ii) requires the responding party to respond to the discovery requests as limited by the arbitrator within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. If a party entitled to submit an estimate of attorneys’ fees and costs and/or a challenge to discovery requests fails to do so within such 5-day period, the arbitrator will make a finding that (A) there are no attorneys’ fees or costs associated with responding to such discovery requests, and (B) the responding party must respond to such discovery requests (as may be limited by the arbitrator) within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. Any party submitting any written discovery requests, including without limitation interrogatories, requests for production subpoenas to a party or a third party, or requests for admissions, must prepay the estimated attorneys’ fees and costs, before the responding party has any obligation to produce or respond to the same, unless such obligation is deemed waived as set forth above.

(d) In order to allow a written discovery request, the arbitrator must find that the discovery request satisfies the standards set forth in these Arbitration Provisions and the Utah Rules of Civil Procedure. The arbitrator must strictly enforce these standards. If a discovery request does not satisfy any of the standards set forth in these Arbitration Provisions or the Utah Rules of Civil Procedure, the arbitrator may modify such discovery request to satisfy the applicable standards, or strike such discovery request in whole or in part.

(e) Each party may submit expert reports (and rebuttals thereto), provided that such reports must be submitted within sixty (60) days of the Arbitration Commencement Date. Each party will be allowed a maximum of two (2) experts. Expert reports must contain the following: (i) a complete statement of all opinions the expert will offer at trial and the basis and reasons for them; (ii) the expert’s name and qualifications, including a list of all the expert’s publications within the preceding ten (10) years, and a list of any other cases in which the expert has testified at trial or in a deposition or prepared a report within the preceding ten (10) years; and (iii) the compensation to be paid for the expert’s report and testimony. The parties are entitled to depose any other party’s expert witness one (1) time for no more than four (4) hours. An expert may not testify in a party’s case-in-chief concerning any matter not fairly disclosed in the expert report.

4.7    Dispositive Motions. Each party shall have the right to submit dispositive motions pursuant Rule 12 or Rule 56 of the Utah Rules of Civil Procedure (a “Dispositive Motion”). The party submitting the Dispositive Motion may, but is not required to, deliver to the arbitrator and to the other party a memorandum in support (the “Memorandum in Support”) of the Dispositive Motion. Within seven (7) calendar days of delivery of the Memorandum in Support, the other party shall deliver to the arbitrator and to the other party a memorandum in opposition to the Memorandum in Support (the “Memorandum in Opposition”). Within seven (7) calendar days of delivery of the Memorandum in Opposition, as applicable, the party that submitted the Memorandum in Support shall deliver to the arbitrator and to the other party a reply memorandum to the Memorandum in Opposition (“Reply Memorandum”). If the applicable party shall fail to deliver the Memorandum in Opposition as required above, or if the other party fails to deliver the Reply Memorandum as required above, then the applicable party shall lose its right to so deliver the same, and the Dispositive Motion shall proceed regardless.

4.8    Confidentiality. All information disclosed by either party (or such party’s agents) during the Arbitration process (including without limitation information disclosed during the discovery process or any Appeal (defined below)) shall be considered confidential in nature. Each party agrees not to disclose any confidential information received from the other party (or its agents) during the Arbitration process (including without limitation during the discovery process or any Appeal) unless (a) prior to or after the time of disclosure such information becomes public knowledge or part of the public domain, not as a result of any inaction or action of the receiving party or its agents, (b) such information is required by a court order, subpoena or similar legal duress to be disclosed if such receiving party has notified the other party thereof in writing and given it a reasonable opportunity to obtain a protective order from a court of competent jurisdiction prior to disclosure, or (c) such information is disclosed to the receiving party’s agents, representatives and legal counsel on a need to know basis who each agree in writing not to disclose such information to any third party. Pursuant to Section 118(5) of the Arbitration Act, the arbitrator is hereby authorized and directed to issue a protective order to prevent the disclosure of privileged information and confidential information upon the written request of either party.

4.9      Authorization; Timing; Scheduling Order. Subject to all other sections of these Arbitration Provisions, the parties hereby authorize and direct the arbitrator to take such actions and make such rulings as may be necessary to carry out the parties’ intent for the Arbitration proceedings to be efficient and expeditious. Pursuant to Section 120 of the Arbitration Act, the parties hereby agree that an Arbitration Award must be made within one hundred twenty (120) calendar days after the Arbitration Commencement Date. The arbitrator is hereby authorized and directed to hold a scheduling conference within ten (10) calendar days after the Arbitration Commencement Date in order to establish a scheduling order with various binding deadlines for discovery, expert testimony, and the submission of documents by the parties to enable the arbitrator to render a decision prior to the end of such 120-day period.

4.10    Relief. The arbitrator shall have the right to award or include in the Arbitration Award (or in a preliminary ruling) any relief which the arbitrator deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the arbitrator may not award exemplary or punitive damages.

4.11    Fees and Costs. As part of the Arbitration Award, the arbitrator is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration, and (b) reimburse the prevailing party for all reasonable attorneys’ fees, arbitrator costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration.

4.12    Motion to Vacate. Following the entry of the Arbitration Award, if either party desires to file a Motion to Vacate the Arbitration Award with a court in Salt Lake County, Utah, it must do so within the earlier of: (a) thirty (30) days of entry of the Arbitration; and (b) in response to the prevailing party’s Motion of Confirm the Arbitration Award.

5.     Arbitration Appeal.

5.1      Initiation of Appeal. Following the entry of the Arbitration Award, either party (the “Appellant”) shall have a period of thirty (30) calendar days in which to notify the other party (the “Appellee”), in writing, that the Appellant elects to appeal (the “Appeal”) the Arbitration Award (such notice, an “Appeal Notice”) to a panel of arbitrators as provided in Paragraph 5.2 below. The date the Appellant delivers an Appeal Notice to the Appellee is referred to herein as the “Appeal Date”. The Appeal Notice must be delivered to the Appellee in accordance with the provisions of Paragraph 4.1 above with respect to delivery of an Arbitration Notice. In addition, together with delivery of the Appeal Notice to the Appellee, the Appellant must also pay for (and provide proof of such payment to the Appellee together with delivery of the Appeal Notice) a bond in the amount of 110% of the sum the Appellant owes to the Appellee as a result of the Arbitration Award the Appellant is appealing. In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of this Paragraph 5.1, the Appeal will occur as a matter of right and, except as specifically set forth herein, will not be further conditioned. In the event a party does not deliver an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline prescribed in this Paragraph 5.1, such party shall lose its right to appeal the Arbitration Award. The Arbitration Award will be considered final until the Appeal Notice has been properly delivered and the applicable appeal bond has been posted (along with proof of payment of the applicable bond). The parties acknowledge and agree that any Appeal shall be deemed part of the parties’ agreement to arbitrate for purposes of these Arbitration Provisions and the Arbitration Act.

5.2      Selection and Payment of Appeal Panel. In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of Paragraph 5.1 above, the Appeal will be heard by a three (3) person arbitration panel (the “Appeal Panel”).

(a)     Within ten (10) calendar days after the Appeal Date, the Appellee shall select and submit to the Appellant the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such five (5) designated persons hereunder are referred to herein as the “Proposed Appeal Arbitrators”). For the avoidance of doubt, each Proposed Appeal Arbitrator must be qualified as a “neutral” with Utah ADR Services, and shall not be the arbitrator who rendered the Arbitration Award being appealed (the “Original Arbitrator”). Within five (5) calendar days after the Appellee has submitted to the Appellant the names of the Proposed Appeal Arbitrators, the Appellant must select, by written notice to the Appellee, three (3) of the Proposed Appeal Arbitrators to act as the members of the Appeal Panel. If the Appellant fails to select three (3) of the Proposed Appeal Arbitrators in writing within such 5-day period, then the Appellee may select such three (3) arbitrators from the Proposed Appeal Arbitrators by providing written notice of such selection to the Appellant.

(b)     If the Appellee fails to submit to the Appellant the names of the Proposed Appeal Arbitrators within ten (10) calendar days after the Appeal Date pursuant to subparagraph (a) above, then the Appellant may at any time prior to the Appellee so designating the Proposed Appeal Arbitrators, identify the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service (none of whom may be the Original Arbitrator) by written notice to the Appellee. The Appellee may then, within five (5) calendar days after the Appellant has submitted notice of its selected arbitrators to the Appellee, select, by written notice to the Appellant, three (3) of such selected arbitrators to serve on the Appeal Panel. If the Appellee fails to select in writing within such 5-day period three (3) of the arbitrators selected by the Appellant to serve as the members of the Appeal Panel, then the Appellant may select the three (3) members of the Appeal Panel from the Appellant’s list of five (5) arbitrators by providing written notice of such selection to the Appellee.

(c)      If a selected Proposed Appeal Arbitrator declines or is otherwise unable to serve, then the party that selected such Proposed Appeal Arbitrator may select one (1) of the other five (5) designated Proposed Appeal Arbitrators within three (3) calendar days of the date a chosen Proposed Appeal Arbitrator declines or notifies the parties he or she is unable to serve as an arbitrator. If at least three (3) of the five (5) designated Proposed Appeal Arbitrators decline or are otherwise unable to serve, then the Proposed Appeal Arbitrator selection process shall begin again in accordance with this Paragraph 5.2; provided, however, that any Proposed Appeal Arbitrators who have already agreed to serve shall remain on the Appeal Panel.

(d)      The date that all three (3) Proposed Appeal Arbitrators selected pursuant to this Paragraph 5.2 agree in writing (including via email) delivered to both the Appellant and the Appellee to serve as members of the Appeal Panel hereunder is referred to herein as the “Appeal Commencement Date”. No later than five (5) calendar days after the Appeal Commencement Date, the Appellee shall designate in writing (including via email) to the Appellant and the Appeal Panel the name of one (1) of the three (3) members of the Appeal Panel to serve as the lead arbitrator in the Appeal proceedings. Each member of the Appeal Panel shall be deemed an arbitrator for purposes of these Arbitration Provisions and the Arbitration Act, provided that, in conducting the Appeal, the Appeal Panel may only act or make determinations upon the approval or vote of no less than the majority vote of its members, as announced or communicated by the lead arbitrator on the Appeal Panel. If an arbitrator on the Appeal Panel ceases or is unable to act during the Appeal proceedings, a replacement arbitrator shall be chosen in accordance with Paragraph 5.2 above to continue the Appeal as a member of the Appeal Panel. If Utah ADR Services ceases to exist or to provide a list of neutrals, then the arbitrators for the Appeal Panel shall be selected under the then prevailing rules of the American Arbitration Association.

(e)       Subject to Paragraph 5.7 below, the cost of the Appeal Panel must be paid entirely by the Appellant.

5.3      Appeal Procedure. The Appeal will be deemed an appeal of the entire Arbitration Award. In conducting the Appeal, the Appeal Panel shall conduct a de novo review of all Claims described or otherwise set forth in the Arbitration Notice. Subject to the foregoing and all other provisions of this Paragraph 5, the Appeal Panel shall conduct the Appeal in a manner the Appeal Panel considers appropriate for a fair and expeditious disposition of the Appeal, may hold one or more hearings and permit oral argument, and may review all previous evidence and discovery, together with all briefs, pleadings and other documents filed with the Original Arbitrator (as well as any documents filed with the Appeal Panel pursuant to Paragraph 5.4(a) below). Notwithstanding the foregoing, in connection with the Appeal, the Appeal Panel shall not permit the parties to conduct any additional discovery or raise any new Claims to be arbitrated, shall not permit new witnesses or affidavits, and shall not base any of its findings or determinations on the Original Arbitrator’s findings or the Arbitration Award.

5.4      Timing.

(a)       Within seven (7) calendar days of the Appeal Commencement Date, the Appellant (i) shall deliver or cause to be delivered to the Appeal Panel copies of the Appeal Notice, all discovery conducted in connection with the Arbitration, and all briefs, pleadings and other documents filed with the Original Arbitrator (which material Appellee shall have the right to review and supplement if necessary), and (ii) may, but is not required to, deliver to the Appeal Panel and to the Appellee a Memorandum in Support of the Appellant’s arguments concerning or position with respect to all Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration. Within seven (7) calendar days of the Appellant’s delivery of the Memorandum in Support, as applicable, the Appellee shall deliver to the Appeal Panel and to the Appellant a Memorandum in Opposition to the Memorandum in Support. Within seven (7) calendar days of the Appellee’s delivery of the Memorandum in Opposition, as applicable, the Appellant shall deliver to the Appeal Panel and to the Appellee a Reply Memorandum to the Memorandum in Opposition. If the Appellant shall fail to substantially comply with the requirements of clause (i) of this subparagraph (a), the Appellant shall lose its right to appeal the Arbitration Award, and the Arbitration Award shall be final. If the Appellee shall fail to deliver the Memorandum in Opposition as required above, or if the Appellant shall fail to deliver the Reply Memorandum as required above, then the Appellee or the Appellant, as the case may be, shall lose its right to so deliver the same, and the Appeal shall proceed regardless.

(b)     Subject to subparagraph (a) above, the parties hereby agree that the Appeal must be heard by the Appeal Panel within thirty (30) calendar days of the Appeal Commencement Date, and that the Appeal Panel must render its decision within thirty (30) calendar days after the Appeal is heard (and in no event later than sixty (60) calendar days after the Appeal Commencement Date).

5.5      Appeal Panel Award. The Appeal Panel shall issue its decision (the “Appeal Panel Award”) through the lead arbitrator on the Appeal Panel. Notwithstanding any other provision contained herein, the Appeal Panel Award shall (a) supersede in its entirety and make of no further force or effect the Arbitration Award (provided that any protective orders issued by the Original Arbitrator shall remain in full force and effect), (b) be final and binding upon the parties, with no further rights of appeal, (c) be the sole and exclusive remedy between the parties regarding any Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration, and (d) be promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Appeal Panel Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Appeal Panel Award shall include Default Interest (with respect to monetary awards) at the rate specified in the Pre-Paid Purchase for Default Interest both before and after the Arbitration Award. Judgment upon the Appeal Panel Award will be entered and enforced by a state or federal court sitting in Salt Lake County, Utah.

5.6    Relief. The Appeal Panel shall have the right to award or include in the Appeal Panel Award any relief which the Appeal Panel deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the Appeal Panel may not award exemplary or punitive damages.

5.7      Fees and Costs. As part of the Appeal Panel Award, the Appeal Panel is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration and the Appeal Panel, and (b) reimburse the prevailing party (the party being awarded the most amount of money by the Appeal Panel, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any part) the reasonable attorneys’ fees, arbitrator and Appeal Panel costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration (including without limitation in connection with the Appeal).

6.     Miscellaneous.

6.1     Severability. If any part of these Arbitration Provisions is found to violate or be illegal under applicable law, then such provision shall be modified to the minimum extent necessary to make such provision enforceable under applicable law, and the remainder of the Arbitration Provisions shall remain unaffected and in full force and effect.

6.2       Governing Law. These Arbitration Provisions shall be governed by the laws of the State of Utah without regard to the conflict of laws principles therein.

6.3     Interpretation. The headings of these Arbitration Provisions are for convenience of reference only and shall not form part of, or affect the interpretation of, these Arbitration Provisions.

6.4     Waiver. No waiver of any provision of these Arbitration Provisions shall be effective unless it is in the form of a writing signed by the party granting the waiver.

6.5     Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of these Arbitration Provisions.

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EXHIBIT B

FORM OF NOTES

Effective Date: ___, 2025	U.S. $[ ]

FOR VALUE RECEIVED, Professional Diversity Network, Inc. (“Borrower”), promises to pay to ___, a ___ company, or its successors or assigns (“Lender”), $___ and any interest, fees, charges, and late fees accrued hereunder on the date (the “Maturity Date”) that is 360 days after the date the Purchase Price for this Note is delivered by Lender to Borrower (the “Purchase Price Date”) in accordance with the terms set forth herein and to pay interest on the Outstanding Balance (as defined below) at the simple rate of 12% per annum from the Purchase Price Date until the same is paid in full. All interests hereunder (if applicable) shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, and shall be payable on the Maturity Date.

This Convertible Promissory Note (this “Note”) is issued and made effective as of ___, 2025 (the “Effective Date”). This Note is issued pursuant to that certain Convertible Note Purchase Agreement dated ___, 2025, as the same may be amended from time to time, by and between Borrower and Lender (the “Purchase Agreement”). For all purposes of this Note, (a) the “Outstanding Balance” means, as of any date of determination, the Purchase Price, as reduced or increased, as the case may be, pursuant to the terms hereof for payment, Conversion (as defined below), offset, or otherwise, plus accrued but unpaid interest, (b) “Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by applicable laws to be closed in USA or China, and (c) the “Floor Price” means $0.47 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events.

The purchase price for this Note shall be $___ (the “Purchase Price”). The Purchase Price shall be payable by Lender by wire transfer of immediately available funds.

1. Payment; Prepayment.

1.1. Payment. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares (as defined below), as provided for herein, and delivered to Lender at the address or bank account furnished to Borrower for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid interest, and thereafter, to (d) principal.

1.2. Prepayment. Notwithstanding the foregoing, Borrower shall have the right to prepay all or any portion of the Outstanding Balance (less such portion of the Outstanding Balance for which Borrower has received a Conversion Notice (as defined below) from Lender where the applicable Conversion Shares have not yet been delivered).

2. Security. This Note is unsecured.

3. Lender Optional Conversion.

3.1. Conversions. Lender has the right at any time after the Purchase Price Date until the Outstanding Balance has been paid in full, at its election, to convert (“Conversion”) all, or a portion of the Outstanding Balance into the Company’s common shares of par value US$0.01 (“Conversion Shares”) as per the following conversion formula: the number of Conversion Shares equals the amount being converted (the “Conversion Amount”) divided by the Conversion Price. Conversion notices shall be in the form attached hereto as Exhibit A (each, a “Conversion Notice”) and may be effectively delivered to Borrower by any method set forth in the “Notices” section of the Purchase Agreement. Borrower shall take necessary actions to enable the share registrar or transfer agent to deliver the Conversion Shares from any Conversion to Lender or its Permitted Designee (as defined below) in accordance with Section 7 below. “Permitted Designee” means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity which directly, legally and beneficially owns any issued and outstanding equity securities of Lender.

3.2. Conversion Price. Subject to adjustment as set forth in this Note, the price at which Lender has the right to convert all, and no less than all, of the Outstanding Balance into Conversion Shares is the Conversion Price, which shall be calculated as the greater of (i) the Floor Price and (ii) [(A) the average market closing price of the Company’s common shares in the fifteen (15) trading days preceding the date of the Conversion Notice (the “Reference Price”), or the VWAP market price of the Company’s common shares in the ten (10) trading days preceding the date of the Conversion Notice, or any three (3) days of VWAP price in the forty-five (45) days preceding the date of the Conversion Notice, (B) multiplied by 80%, and (C) rounded down to the nearest 2 decimal places, subject to adjustment in the event of a stock split, stock dividend, recapitalization, or similar transactions.]

4. Trigger Events; Defaults; and Remedies.

4.1. Trigger Events. The following are trigger events under this Note (each, a “Trigger Event”): (a) Borrower fails to pay any principal, interest, fees, charges, or any other amount when due and payable hereunder; (b) a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall remain uncontested for 60 days or shall not be dismissed or discharged within 60 days; (c) Borrower files a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); (d) an involuntary bankruptcy proceeding is commenced or filed against Borrower.

4.2. Defaults. At any time following the occurrence of a Trigger Event, Lender may, at its option, send written notice to Borrower demanding that Borrower cure the Trigger Event within 60 Business Days. If Borrower fails to cure the Trigger Event within the required 60 Business Day cure period, the Trigger Event will automatically become an event of default hereunder (each, an “Event of Default”) and the date of the Event of Default shall be the 60th Business Day following the occurrence of the relevant Trigger Event.

4.3. Default Remedies. At any time and from time to time following the occurrence of any Event of Default, Lender may accelerate this Note by written notice to Borrower, with the Outstanding Balance becoming immediately due and payable in cash. At any time following the occurrence of any Event of Default, upon written notice given by Lender to Borrower to accelerate this Note, interest shall accrue on the Outstanding Balance beginning on the date the applicable Event of Default occurred at an interest rate equal to 18% per annum (“Default Interest”) until the Outstanding Balance is paid in full. For the avoidance of doubt, the foregoing interest rate of 18% per annum shall be the only interest that may accrue on the Outstanding Balance beginning on the date of the applicable Event of Default, and the original interest rate of 12% per annum shall cease to have effect from the date of the applicable Event of Default. Lender may continue making Conversions at any time following a Trigger Event or an Event of Default until such time as the Outstanding Balance is paid in full. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and Lender shall have all rights as a holder of the Note until such time, if any, as Lender receives full payment pursuant to this Section 4.3. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Nothing herein shall limit Lender’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Borrower’s failure to timely deliver Conversion Shares upon Conversion of the Note as required pursuant to the terms hereof.

5. Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

6. Adjustment of Conversion Price upon Share Subdivision or Combination. Without limiting any provision hereof, if Borrower at any time on or after the Effective Date subdivides (by any stock split, stock dividend, recapitalization, ratio change or otherwise) its outstanding ordinary shares into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision hereof, if Borrower at any time on or after the Effective Date combines (by combination, reverse stock split, ratio change or otherwise) its outstanding Class B ordinary shares into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 6 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 6 occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

7. Method of Conversion Share Delivery. On or before the close of business on the 10th Business Day following the date of delivery of a Conversion Notice (the “Delivery Date”), Borrower shall deliver or cause its share registrar or transfer agent to deliver the applicable Conversion Shares and a certificate representing the number of Conversion Shares to which Lender shall be entitled, registered in the name of Lender or its Permitted Designee. Moreover, and notwithstanding anything to the contrary herein or in any other Transaction Document, in the event Borrower or its share registrar or transfer agent refuses to deliver any Conversion Shares without a restrictive securities legend to Lender on grounds that such issuance is in violation of Rule 144 under the Securities Act of 1933, as amended (“Rule 144”), Borrower shall deliver or cause its share registrar or transfer agent to deliver the applicable Conversion Shares to Lender with a restricted securities legend, but otherwise in accordance with the provisions of this Section 7.

8. Issuance Fees. Lender will be solely liable for any fees that must be paid by Borrower in order to issue any Conversion Shares.

9. Ownership Limitation. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, Borrower may, at its option, decline to effect any conversion of this Note to the extent that after giving effect to such conversion would cause each of Lender or any Permitted Designee to, on an individual basis, beneficially own a number of shares exceeding 9.99% of the number of shares outstanding on such date (including for such purpose the Conversion Shares issuable upon such issuance) (the “Maximum Percentage”). For purposes of this section, beneficial ownership of shares will be determined pursuant to Section 13(d) of the 1934 Act. Borrower and Lender may, by written agreement, increase, decrease or waive the Maximum Percentage as to Lender.

10. Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to this Note, Lender has the right to have any such opinion provided by its counsel at its own costs.

11. Governing Law; Dispute Resolution. This Agreement shall be governed by and construed exclusively in accordance with the laws of Illinois, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction to the rights and duties of the parties hereunder. The Borrower and the Lender agree to negotiate in good faith to resolve any dispute, controversy, difference or claim arising out of or relating to or regarding this Agreement including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it (each, a “Dispute”).

12. Cancellation. After repayment or conversion of the entire Outstanding Balance, this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.

13. Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note.

14. Assignments. Neither party may assign its rights or delegate its duties under this Agreement or the other Transaction Documents without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned, or delayed; provided, however, that the Lender may assign its rights and delegate its duties hereunder, in whole or in part, to any affiliate of the Lender without the prior written consent of the Borrower, upon providing prompt written notice of such assignment to the Borrower. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any attempted assignment in violation of this Section 14 shall be null and void.

15. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the section of the Purchase Agreement titled “Notices.”

16. Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of Borrower and Lender to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Effective Date.

BORROWER: Professional Diversity Network, Inc.

By:
Name:
Title:

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

By:
Name:
Title:

[Signature Page to Convertible Promissory Note]

EXHIBIT C

FORM OF AMENDMENT OF COI

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

PROFESSIONAL DIVERSITY NETWORK, INC.

Professional Diversity Network, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), does hereby certify as follows:

1. The name of the Company is Professional Diversity Network, Inc., and the Company was originally incorporated pursuant to the General Corporation Law on January 31, 2012.

2. The Article IV of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) is hereby amended as follows:

Article IV of the Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

4. Stock

4.1 Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, common stock (“Common Stock”) and preferred stock (“Preferred Stock”). The total number of shares of all classes of stock that the Corporation is authorized to issue is 501,000,000.

4.2 Common Stock. The total number of shares of Common Stock that the Corporation shall have authority to issue is 500,000,000 shares, $0.01 par value per share. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law or any corresponding provision hereinafter enacted.

4.3 Preferred Stock. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is 1,000,000 shares, $0.01 par value per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, within the limitations and restrictions stated in the Corporation’s Certificate of Incorporation, as amended as restated (the “Charter”), to provide for the issue of all or any of the shares of Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares and as may be permitted by the General Corporation Law. The Board of Directors is also authorized to increase or decrease the number of shares of any series of Preferred Stock subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

3. This Amendment of the Certificate of Incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed as of _________, 2025.

PROFESSIONAL DIVERSITY NETWORK, INC.

By:
Name:	Xun Wu
Title:	Chief Executive Officer